                      [LETTERHEAD OF SL GREEN REALTY CORP.]








                                  THIRD QUARTER
                                SUPPLEMENTAL DATA

                               SEPTEMBER 30, 2000

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust (REIT) that primarily owns, manages, leases, acquires and repositions Class B office properties in emerging, high-growth submarkets of Manhattan.

-- SL Green's common stock and Preferred Income Equity Redeemable Shares ("PIERS" SM), are listed on the New York Stock Exchange, and trade under the symbols: SLG and SLG PrA respectively.

-- SL Green maintains an internet site at WWW.SLGREEN.COM at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not reiterated in this supplemental financial package. This supplemental financial package is available through the Company's Internet site until the Company's quarterly report on Form 10-Q is filed with the Securities and Exchange Commission.

-- This data is presented to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the prospective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may be restated from the data presented herein.

-- Questions pertaining to the information contained herein should be referred to David J. Nettina or Thomas E. Wirth at dave.nettina@slgreen.com or tom.wirth@slgreen.com or at 212-594-2700.

This report includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), expansion and other development trends of the real estate industry, business strategies, expansion and growth of the Company's operations and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, general economic and business conditions, the business opportunities that may be presented to and pursued by the Company, changes in laws or regulations and other factors, many of which are beyond the control of the Company. Any such statements are not guarantees of future performance and actual results or developments may differ materially from those anticipated in the forward-looking statements.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarterly period ended September 30, 2000 that will subsequently be released on Form 10-Q to be filed on or before November 15, 2000 and the 1999 audited financial statements included in the Company's annual report on Form 10-K.



                                    CONTENTS

                                                                                       PAGE

Highlights of Current Period Financial Performance                                     4-8

Unaudited Financial Statements
         Balance Sheet                                                                   9
         Statement of Operations                                                        11
         Joint Venture Statements                                                       13
         Statement of Stockholders' Equity                                              15
         Funds From Operations                                                          16

Selected Financial Data                                                              17-19

Summary of Debt and Ground Lease Arrangements                                        20-21

Property Data
         Composition of Property Portfolio                                              22
         Top Tenants                                                                    23
         Leasing Activity Summary                                                    24-26
         Lease Expiration Schedules                                                  27-28

Summary of Acquisition Activity                                                         29


                              SL GREEN REALTY CORP.
                               THIRD QUARTER 2000
                                    UNAUDITED
================================================================================

                              FINANCIAL HIGHLIGHTS

EARNINGS PERFORMANCE

o Third quarter Funds From Operations (FFO) were $20.1 million or $0.70 per share (diluted), 21% better than one year ago, when FFO was $15.9 million or $0.58 per share (diluted). Quarterly FFO results exclude the net gain on the company's redemption of its preferred interest in 1370 Avenue of the Americas ($5.6 million). The 21% growth in FFO reflects contributions from the following:

o             GAAP NOI from wholly-owned properties increased $2.9 million:

              -- $1.0 million increase from wholly-owned properties acquired in 1999.

              -- $2.8 million increase from same store properties as GAAP revenue increased $5.0 million, (i) $0.9 million due to an increase in the weighted average occupancy rate from 95% in 1999 to 98% in 2000, primarily related to occupancy improvements at 17 Battery, 1412 Broadway and 420 Lexington Avenue and 711 Third Avenue; (ii) $2.0 million due to GAAP replacement rents which were 42% higher than the previously fully escalated rents, and (iii) increased escalation and reimbursement income ($1.5 million) related to the increased recovery ($1.1 million) of higher electric expense resulting from the higher electric rates, higher real estate tax escalations, and increased passthroughs ($0.3 million). The increased electric recovery also includes a charge to recover higher second quarter electric costs from electric inclusion tenants. The increased electric recovery represented a 75% recovery rate on the increased costs. Revenue gains were partially offset by $2.0 million of higher operating costs which resulted from: higher utility costs ($1.2 million) primarily due to higher electric rates ($1.1 million) and higher fuel costs ($0.1 million); higher payroll and cleaning costs ($0.6 million). Real estate tax expense also increased $0.2 million as assessed property values increased.

              -- $1.1 million increase from the Company's joint ventures.

              -- $2.0 million decrease from wholly-owned properties sold or contributed to a joint venture.

          o The Company had higher interest costs ($2.9 million) associated with: higher average debt levels due to acquisition and new investment debt ($1.6 million), higher average debt levels due to the funding of ongoing capital projects and working capital requirements ($0.5 million), and higher interest rates from floating rate debt ($0.8 million).

          o MG&A decreased $0.4 million reflecting (i) increased amount of costs being allocated to the Company's joint ventures and service corporations (ii) reduction in expense due to an insurance refund, and (iii) reduced contractual employee costs.

          o Non-real estate depreciation increased $0.2 million due to additional amortization of financing costs associated with the company's new line of credit ($0.1 million) and increased corporate fixed asset depreciation ($0.1 million).

OPERATING MARGINS

         QUARTERLY

          o Cash NOI in the 2000 "same store" portfolio rose 14% from $20.6 million to $23.5 million, and operating margins improved from 48.5% to 49.6%. GAAP NOI increased by $2.8 million, approximately 12% over a year ago. However, GAAP operating margins after ground rent remained unchanged at 54.5% as operating expenses increased at a greater rate than revenue.

            Note: The properties comprising the 2000 same store portfolio are listed on page 8.

            One of the primary drivers increasing same store cash NOI is the $4.5 million (11%) increase in total revenue combined with a $0.3 million reduction in free rent, resulting in a $4.8 million (12%) increase in cash revenue. The decrease in free rent is primarily due to 17 Battery.

            The $4.5 million increase in total revenue is due to:

            1. $1.0 million resulting from an increase of overall same store occupancy from 95% to 98% with the largest occupancy increases at 420 Lexington Avenue ($0.4 million); 17 Battery Place ($0.2 million), 711 Third Ave ($0.2 million) and 1412 Broadway ($0.3 million).

            2. An increase in rent ($1.7 million) resulting from higher replacement rents which were 30% greater than previously fully escalated rents primarily at 420 Lexington Avenue ($1.2 million), 440 Ninth Avenue ($0.4 million) and 1372 Broadway ($0.2 million);

            3. The balance of the increase is due to higher escalation and reimbursement income ($1.5 million), consisting of electric reimbursement ($1.1 million), real estate tax escalations ($0.1 million) and increased passthrough of operating costs ($0.2 million).

            4. Rent steps from current in-place tenants ($0.5 million).

            Partially offsetting the total revenue increase were increased operating expenses ($2.0 million) primarily due to higher utility costs ($1.2 million), and higher payroll and cleaning costs ($0.6 million). The increased payroll and cleaning costs relate to increased overtime payroll ($0.2 million) charged back to tenants, lower prior year costs related to benefit refunds ($0.2 million), and 5% higher labor costs ($0.2 million). Real estate taxes also increased ($0.2 million) due to higher assessed property values.

          o The Company's consolidated third quarter EBITDA margins before ground rent improved to 65.4% compared to 57.7% for 1999. The EBITDA margin after ground rent was 59.7% as compared to 51.6% in the same period of the prior year. These margin improvements are attributable to (i) GAAP NOI growth resulting from leasing 222,000 previously vacant square feet, which increased portfolio occupancy to 98%, and (ii) an average improvement in replacement rents over this 12-month period of 30% versus previously fully escalated rents, (iii) income from unconsolidated joint ventures, and (iv) income from structured finance.

QUARTERLY LEASING HIGHLIGHTS

          o Vacancy at June 30, 2000 was 211,633 useable square feet. During the quarter, 220,630 additional useable office square feet became available at an average escalated cash rent of $26.75 per rentable square foot. Space available to lease during the quarter totaled 432,263 useable square feet, or 4.7% of the total portfolio.

          o During the third quarter, 43 leases were signed totaling 185,262 useable office square feet with new cash rents averaging $37.81 per rentable square foot. Replacement rents were 46% greater than rents on previously occupied space, which had a fully escalated cash rent averaging $25.93 per rentable square foot. Average tenant concessions were one month of free rent and an allowance of $3.86 per rentable square foot. Including early renewals and excluding holdover tenants, the tenant renewal rate was 30%. 16 leases have expired comprising 12,849 useable square feet that are in a holdover status. This results in 234,152 useable square feet remaining vacant at September 30, 2000.

          o The Company signed 2 leases totaling 7,564 useable square feet that were for the early renewal of tenants. These early renewals were for space that was not scheduled to become available until after the third quarter of 2000. The Company was able to renew the current tenants at an average cash rent of $27.91 representing an increase of 37% over the previously escalated rents of $20.39.

INVESTMENT ACTIVITY

          o On September 21, 2000, the Company entered into an agreement to purchase 1370 Broadway for $50.4 million. This 16-story, 255,000 square foot office building is located in the heart of Times Square, directly across the street from 1372 Broadway, another SL Green building. In-place rents are approximately $27.72, approximately 38% below current market levels. The acquisition will be funded through the Company's unsecured line of credit. This transaction is scheduled to close in January 2001.

          o On September 22, 2000, the Company, via a joint venture with Morgan Stanley Real Estate Fund III ("MSREF"), entered into an agreement to purchase 180 Madison Avenue for $41.25 million. The property consists of 265,000 square feet over 23 floors. It is located at the corner of 34th Street and Madison Avenue. SL Green will purchase a 49.9% interest in the property. The Company intends to use the acquisition to effect a Section 1031 tax-free exchange in order to partially defer the capital gain resulting from the sale of 90 Broad Street. SL Green will assume managing and leasing responsibilities for the property. This transaction is scheduled to close in December 2000.

          o On September 28, 2000, the Company entered into an agreement to purchase various ownership and mortgage interests in One Park Avenue for $233.9 million. This 913,000 square foot, 20-story office building is located between 32nd and 33rd Streets with full block prominence on Park Avenue. The Company also acquired an option to purchase the ground lease position. The acquisition will be financed with a mortgage loan from Lehman Brothers Holdings, Inc. and the Company's unsecured line of credit. This transaction is scheduled to close in January 2001.

          o On September 15, 2000 the Company announced a gain of $8.7 million for cash received in connection with the early redemption of its $20 million preferred equity interest in 1370 Avenue of the Americas. The Company recorded a $2.8 million adjustment to reduce this gain as the Company has recorded an award for certain members of management in connection with the realization of this investment gain.

          o The Company announced that it has entered into contracts for the sale of two downtown properties:

            o The first is located at 90 Broad Street. This property was jointly owned with MSREF and was sold for $60 million. The property is approximately 339,000 square feet with a contracted sales price of $60 million, or $177 per square foot. The sale is scheduled to close in November 2000.

            o The second is a wholly-owned property located at 17 Battery Place
              South. This property is approximately 400,000 square feet with a contract price of $53 million, or $132 per square foot. The sale is expected to occur in December 2000.

          o   See Property Acquisition Schedule on page 29.


CAPITALIZATION AND LIQUIDITY

          o On October 2, 2000, the Company repaid its $65 million mortgage secured by 420 Lexington Avenue and obtained a new mortgage in the amount of $125 million. The $125 million mortgage has a term of 10 years and bears interest at a fixed rate of 8.54 %.

          o The Company's dividend payout ratio was 51.9% of FFO and 76.5% of FAD before first cycle leasing costs.

          o Dividends during the quarter were declared on September 14, 2000 for distribution of $0.3625 per common share and $0.50 per share of Preferred Income Equity Redeemable Stock payable on October 15, 2000 for shareholders of record as of September 29, 2000.

OTHER

          o Starting January 1, the Company changed its definition of "Same Store" results to include all properties as of 1/1/00 which were owned 12 months or more. Subsequently, the same store group has been adjusted to remove properties sold during the first and second quarters and will include the following properties:

                                 2000 SAME STORE

              673 First Avenue             1140 Avenue of the Americas       420 Lexington Avenue
              470 Park Avenue South        50 West 23rd Street               1466 Broadway
              70 West 36th Street          17 Battery Place                  440 Ninth Avenue
              1414 Avenue of the Americas  633 Third Avenue                  711 Third Avenue
              1372 Broadway                110 East 42nd Street              1412 Broadway

                            COMPARATIVE BALANCE SHEET

                                    UNAUDITED
($000's omitted)

Standard GAAP Format                                                 9/30/2000      9/30/1999         +/-       % CHANGE
                                                                     ---------      ---------         ---       --------
ASSETS
Commercial real estate properties, at cost:
     Land & land interests                                            125,572         132,883        (7,311)         -6%
     Buildings & improvements fee interest                            609,089         623,147       (14,058)         -2%
     Buildings & improvements leasehold                               137,441         126,974        10,467            8%
     Buildings & improvements under capital lease                      12,208          12,208            --            0%
                                                                    ---------       ---------       -------
                                                                      884,310         895,212       (10,902)         -1%
Less accumulated depreciation                                         (72,179)        (53,335)      (18,844)          35%
                                                                    ---------       ---------       -------
                                                                      812,131         841,877       (29,746)         -4%
Other Real Estate Investments:
    Investment in unconsolidated joint ventures                        59,632          22,534        37,098          165%
    Mortgage loans and preferred equity investments                    49,903          40,901         9,002           22%


Properties held for sale                                               49,890              --        49,890           --
Cash and cash equivalents                                              14,064           8,409         5,655           67%
Restricted cash:
    Tenant security                                                    18,979          16,620         2,359           14%
    Escrows & other                                                    15,604          11,311         4,293           38%
Tenant and other receivables, net of $1,930 reserve at 9/30/00          9,132           8,944           188            2%
Related party receivables                                                 964             192           772          402%
Deferred rents receivable, net of reserve for
     tenant credit loss of $5,002 at 9/30/00                           43,452          33,821         9,631           28%
Investment in and advances to affiliates                                7,943           4,908         3,035           62%
Deferred costs, net                                                    37,924          26,978        10,946           41%
Other assets                                                           34,100          13,745        20,355          148%
                                                                    ---------       ---------       -------

TOTAL ASSETS                                                        1,153,718       1,030,240       123,478           12%
                                                                    =========       =========       =======

                                                                   6/30/2000          +/-      % CHANGE
                                                                   ---------          ---      --------
ASSETS
Commercial real estate properties, at cost:
     Land & land interests                                            131,991       (6,419)         -5%
     Buildings & improvements fee interest                            646,150      (37,061)         -6%
     Buildings & improvements leasehold                               135,886        1,555            1%
     Buildings & improvements under capital lease                      12,208           --            0%
                                                                   ----------      -------
                                                                      926,235      (41,925)         -5%
Less accumulated depreciation                                         (68,653)      (3,526)           5%
                                                                   ----------      -------
                                                                      857,582      (45,451)         -5%
Other Real Estate Investments:
    Investment in unconsolidated joint ventures                        63,850       (4,218)         -7%
    Mortgage loans and preferred equity investments                    76,962      (27,059)        -35%


Properties held for sale                                               49,890           --       49,890
Cash and cash equivalents                                              15,317       (1,253)         -8%
Restricted cash:
    Tenant security                                                    18,081          898            5%
    Escrows & other                                                    13,045        2,559           20%
Tenant and other receivables, net of $1,930 reserve at 9/30/00          6,851        2,281           33%
Related party receivables                                                 781          183           23%
Deferred rents receivable, net of reserve for
     tenant credit loss of $5,002 at 9/30/00                           42,867          585            1%
Investment in and advances to affiliates                                7,527          416            6%
Deferred costs, net                                                    37,922            2            0%
Other assets                                                           20,057       14,043           70%
                                                                   ----------      -------      -------

TOTAL ASSETS                                                        1,160,842       (7,124)         -1%
                                                                   ==========      =======      =======

                                                                     3/31/1900        +/-      % CHANGE
                                                                   ---------          ---      --------
ASSETS
Commercial real estate properties, at cost:
     Land & land interests                                            132,081       (6,509)         -5%
     Buildings & improvements fee interest                            637,168      (28,079)         -4%
     Buildings & improvements leasehold                               134,304        3,137            2%
     Buildings & improvements under capital lease                      12,208           --            0%
                                                                   ----------      -------
                                                                      915,761      (31,451)          -3%
Less accumulated depreciation                                         (62,965)      (9,214)          15%
                                                                   ----------      -------
                                                                      852,796      (40,665)          -5%
Other Real Estate Investments:
    Investment in unconsolidated joint ventures                        62,021       (2,389)          -4%
    Mortgage loans and preferred equity investments                    65,680      (15,777)         -24%


Cash and cash equivalents                                              10,147        3,917           39%
Restricted cash:
    Tenant security                                                    17,555        1,424            8%
    Escrows & other                                                    21,158       (5,554)         -26%
Tenant and other receivables, net of $1,930 reserve at 9/30/00          5,079        4,053           80%
Related party receivables                                                 446          518          116%
Deferred rents receivable, net of reserve for
     tenant credit loss of $5,002 at 9/30/00                           40,252        3,200            8%
Investment in and advances to affiliates                                5,695        2,248           39%
Deferred costs, net                                                    31,542        6,382           20%
Other assets                                                           11,563       22,537          195%
                                                                   ----------      -------

TOTAL ASSETS                                                        1,123,934       29,784            3%
                                                                   ==========      =======

                            COMPARATIVE BALANCE SHEET
                                    UNAUDITED

($000's omitted)

Standard GAAP Format                                           9/30/2000        9/30/1999         +/-   % CHANGE
                                                               ---------        ---------         ---   --------
LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                                           345,351         337,190         8,161        2%
Revolving credit facilities                                      126,752          61,000        65,752      108%
Accrued interest payable                                           3,069           2,341           728       31%
Accounts payable and accrued expenses                             28,045          11,399        16,646      146%
Deferred revenue                                                   1,444             695           749      108%
Capitalized lease obligations                                     15,242          14,946           296        2%
Deferred land lease payable                                       12,805          11,170         1,635       15%
Dividend and distributions payable                                12,065          11,672           393        3%
Security deposits                                                 18,951          18,481           470        3%
                                                               ---------       ---------       -------
TOTAL LIABILITIES                                                563,724         468,894        94,830       20%

Minority interest (2,308 units outstanding)                       41,753          45,558        (3,805)     -8%

8% Preferred Income Equity Redeemable Shares
  $0.01 par value, $25.00 mandatory liquidation
  preference, 4,600 outstanding                                  110,667         110,248           419        0%

STOCKHOLDERS' EQUITY
Common stock, $.01 par value 100,000
  shares authorized, 24,516 issued and
  outstanding at 9/30/00                                             245             242             3        1%
Additional paid - in capital                                     428,635         422,377         6,258        1%
Deferred compensation plans                                       (5,939)         (7,410)        1,471      -20%
Retained earnings / (distributions in excess of earnings)         14,633          (9,669)       24,302      -251%
                                                               ---------       ---------       -------
TOTAL STOCKHOLDERS' EQUITY                                       437,574         405,540        32,034        8%
                                                               ---------       ---------       -------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     1,153,718       1,030,240       123,478       12%
                                                               =========       =========       =======

                                                               6/30/2000         +/-   % CHANGE
                                                               ---------         ---   --------
LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                                           346,294         (943)        0%
Revolving credit facilities                                      145,752      (19,000)      -13%
Accrued interest payable                                           1,823        1,246        68%
Accounts payable and accrued expenses                             26,851        1,194         4%
Deferred revenue                                                   1,838         (394)      -21%
Capitalized lease obligations                                     15,165           77         1%
Deferred land lease payable                                       12,493          312         2%
Dividend and distributions payable                                12,010           55         0%
Security deposits                                                 18,104          847         5%
                                                               ---------       ------
TOTAL LIABILITIES                                                580,330      (16,606)       -3%

Minority interest (2,308 units outstanding)                       42,544         (791)       -2%

8% Preferred Income Equity Redeemable Shares
  $0.01 par value, $25.00 mandatory liquidation
  preference, 4,600 outstanding                                  110,561          106         0%

STOCKHOLDERS' EQUITY
Common stock, $.01 par value 100,000
  shares authorized, 24,516 issued and
  outstanding at 9/30/00                                             244            1         1%
Additional paid - in capital                                     425,837        2,798         1%
Deferred compensation plans                                       (6,239)         300        -5%
Retained earnings / (distributions in excess of earnings)          7,565        7,068        93%
                                                               ---------       ------
TOTAL STOCKHOLDERS' EQUITY                                       427,407       10,167         2%
                                                               ---------       ------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     1,160,842       (7,124)       -1%
                                                               =========       ======

                                                                3/31/1900        +/-   % CHANGE
                                                                ---------        ---   --------
LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                                           332,262       13,089         4%
Revolving credit facilities                                      141,752      (15,000)      -11%
Accrued interest payable                                           3,158          (89)       -3%
Accounts payable and accrued expenses                             15,753       12,292        78%
Deferred revenue                                                   1,480          (36)       -2%
Capitalized lease obligations                                     15,090          152         1%
Deferred land lease payable                                       12,052          753         6%
Dividend and distributions payable                                11,962          103         1%
Security deposits                                                 17,510        1,441         8%
                                                               ---------       ------
TOTAL LIABILITIES                                                551,019       12,705         2%

Minority interest (2,308 units outstanding)                       42,430         (677)       -2%

8% Preferred Income Equity Redeemable Shares
  $0.01 par value, $25.00 mandatory liquidation
  preference, 4,600 outstanding                                  110,454          213         0%

STOCKHOLDERS' EQUITY
Common stock, $.01 par value 100,000
  shares authorized, 24,516 issued and
  outstanding at 9/30/00                                             242            3         1%
Additional paid - in capital                                     423,032        5,603         1%
Deferred compensation plans                                       (6,661)         722       -11%
Retained earnings / (distributions in excess of earnings)          3,418       11,215       328%
                                                               ---------       ------
TOTAL STOCKHOLDERS' EQUITY                                       420,031       17,543         4%
                                                               ---------       ------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     1,123,934       29,784         3%
                                                               =========       ======

                      COMPARATIVE STATEMENTS OF OPERATIONS
                                    UNAUDITED


($000's omitted)                                                          Three Months Ended September
                                                                2000            1999         +/-          %
                                                                ----            ----         ---          -
REVENUES
Rental revenue, net                                             44,482        42,158        2,324           6%

     Free rent                                                   1,978         2,276         (298)        -13%
     Amortization of free rent                                    (851)         (625)        (226)         36%
                                                                ------        ------        -----
Net free rent                                                    1,127         1,651         (524)        -32%

Straight-line rent                                               2,237         2,004          233          12%
Allowance for S/L tenant credit loss                              (199)         (733)         534         -73%
Escalation and reimbursement revenues                            7,593         6,856          737          11%
Signage rent                                                       496           559          (63)        -11%
Investment income                                                4,968         1,469        3,499         238%
Other income                                                       170           688         (518)        -75%
                                                                ------        ------        -----
          TOTAL REVENUES, NET                                   60,874        54,652        6,222          11%

Equity in income from service corporation and subsidiaries          71           223         (152)        -68%
Equity in income from unconsolidated joint ventures                586           151          435         289%

EXPENSES
Operating expenses                                              15,260        14,293          967           7%
Ground rent                                                      3,164         3,183          (19)         -1%
Real estate taxes                                                7,299         7,481         (182)         -2%
Marketing, general and administrative                            2,540         2,979         (439)        -15%
                                                                ------        ------        -----
          TOTAL OPERATING EXPENSES                              28,263        27,936          327           1%

EBITDA                                                          33,268        27,090        6,178          23%

Interest                                                        10,698         7,772        2,926          38%
Depreciation and amortization                                    8,300         7,677          623           8%
                                                                ------        ------        -----

INCOME BEFORE MINORITY INTEREST                                 14,270        11,641        2,629          23%

Extraordinary loss- early debt extinguishment                       --            --           --        (430)
Gain on sale of properties                                          --            --           --       4,797
Gain on redemption of preferred equity inv                       5,624            --        5,624          --
Minority interest - BMW                                             --          (354)         354        -100%
Minority interest  - OP                                         (1,496)         (815)        (681)         84%
                                                                ------        ------        -----
NET INCOME                                                      18,398        10,472        7,926          76%

Dividends on preferred shares                                   (2,300)       (2,300)          --           0%
Preferred stock accretion                                         (107)          (99)          (8)          7%
                                                                ------        ------        -----
INCOME AVAILABLE FOR COMMON SHARES                              15,991         8,073        7,918          98%
                                                                ======        ======        =====

MG&A to Real Estate Revenue, net                                  4.56%         5.67%
MG&A to Total Revenue, net                                        4.17%         5.45%
Operating Expense to Real Estate Revenue, net                    27.38%        27.23%
EBITDA to Real Estate Revenue, net                               59.69%        51.60%
EBITDA before Ground Rent to Real Estate Revenue, net            65.36%        57.67%


                                                             Three Months    Nine Months
                                                             Ended June 30  Ended Sept 30
                                                                 2000           2000
                                                                 ----           ----
REVENUES
Rental revenue, net                                             42,740        130,892

     Free rent                                                   2,394          6,362
     Amortization of free rent                                    (840)        (2,487)
                                                                ------        -------
Net free rent                                                    1,554          3,875

Straight-line rent                                               2,356          6,903
Allowance for S/L tenant credit loss                              (240)          (672)
Escalation and reimbursement revenues                            5,367         18,941
Signage rent                                                       597          1,593
Investment income                                                3,923          9,903
Other income                                                       197            693
                                                                ------        -------
          TOTAL REVENUES, NET                                   56,494        172,128

Equity in income from service corporation and subsidiaries         369            609
Equity in income from unconsolidated joint ventures                782          2,209

EXPENSES
Operating expenses                                              13,443         41,893
Ground rent                                                      3,159          9,505
Real estate taxes                                                7,053         21,688
Marketing, general and administrative                            3,190          8,517
                                                                ------        -------
          TOTAL OPERATING EXPENSES                              26,845         81,603

EBITDA                                                          30,800         93,343

Interest                                                        10,053         30,243
Depreciation and amortization                                    8,403         24,519
                                                               -------       --------

INCOME BEFORE MINORITY INTEREST                                 12,344         38,581

Extraordinary loss- early debt extinguishment                     (430)          (430)
Gain on sale of properties                                       4,797         19,022
Gain on redemption of preferred equity inv                          --          5,624
Minority interest - BMW                                             --             --
Minority interest  - OP                                         (1,316)        (4,964)
                                                                ------        -------
NET INCOME                                                      15,395         57,833

Dividends on preferred shares                                   (2,300)        (6,900)
Preferred stock accretion                                         (107)          (320)
                                                                ------        -------
INCOME AVAILABLE FOR COMMON SHARES                              12,988         50,613
                                                                ======        =======

MG&A to Real Estate Revenue, net                                  6.09%          5.27%
MG&A to Total Revenue, net                                        5.65%          4.95%
Operating Expense to Real Estate Revenue, net                    25.67%         25.93%
EBITDA to Real Estate Revenue, net                               58.81%         57.79%
EBITDA before Ground Rent to Real Estate Revenue, net            64.84%         63.67%


($000's omitted - except per share data)            Three Months   Ended September 30        Ended June 30            Ended Sept 30
                                                         2000             1999                   2000                     2000
                                                         ----             ----                   ----                     ----
PER SHARE DATA:
Income available for common shares                          15,991          8,073                12,988                     50,613
Net income per share (basic)                                  0.65           0.33                  0.53                       2.08
Dividend per share                                          0.3625           0.35                0.3625                      1.088
Estimated payout of taxable income                             78%           160%                  126%                       103%
Basic weighted average common shares                        24,458         24,200                24,309                     24,329
Diluted weighted average common shares and
  common share equivalents outstanding                      27,300         26,706                27,045                     27,063






PAYOUT OF TAXABLE INCOME ANALYSIS:

      Estimated taxable income is derived from net income less straightline rent, free rent net of amortization of free rent, plus tax gain on sale of properties, credit loss, straightline ground rent and the difference in depreciable basis between tax and GAAP. The Company has deferred the taxable gain on the sale 29 West 35th Street through a 1031 exchange.

                            JOINT VENTURE STATEMENTS
                                  Balance Sheet
                                   UNAUDITED
                                   ---------

($000's omitted)                                      September 30, 2000
                                            --------------------------------------
                                            Total Property   SLG Property Interest
                                            --------------   ---------------------

Land & land interests                               69,468                  32,774
Buildings & improvements                           288,625                 135,781
                                                   -------                 -------
                                                   358,093                 168,555
Less accumulated depreciation                       (5,948)                 (2,786)
                                                   -------                 -------

Net Real Estate                                    352,145                 165,769

Cash and cash equivalents                            5,857                   2,969
Restricted cash                                      9,937                   4,632
Tenant receivables, net of $710 reserve              1,611                     742
Deferred rents receivable, net of reserve for
     tenant credit loss of $635 at 9/30/00           3,680                   1,669
Deferred costs, net                                  4,874                   2,168
Other assets                                         2,977                   2,028
                                                   -------                 -------

          Total Assets                             381,081                 179,977
                                                   =======                 =======

Mortgage Loan Payable                              238,650                 111,040 references page 20
Accrued interest payable                             1,559                     745
Accounts payable and accrued expenses                6,382                   3,013
Security deposits                                    5,915                   2,726
Contributed Capital                                128,575                  62,453 references page 9 (1)
                                                   -------                 -------

          Total Liabilities and Equity             381,081                 179,977
                                                   =======                 =======

                                                         June 30, 2000
                                            --------------------------------------
                                            Total Property   SLG Property Interest
                                            --------------   ---------------------

Land & land interests                               69,468                  32,774
Buildings & improvements                           287,017                 135,186
                                                   -------                 -------
                                                   356,485                 167,960
Less accumulated depreciation                       (4,199)                 (1,973)
                                                   -------                 -------

Net Real Estate                                    352,286                 165,988

Cash and cash equivalents                            7,071                   3,287
Restricted cash                                      8,043                   3,706
Tenant receivables, net of $710 reserve              1,342                     638
Deferred rents receivable, net of reserve for
     tenant credit loss of $635 at 9/30/00           2,569                   1,192
Deferred costs, net                                  6,344                   2,898
Other assets                                         2,652                   2,442
                                                   -------                 -------

          Total Assets                             380,307                 180,151
                                                   =======                 =======

Mortgage Loan Payable                              230,650                 107,048
Accrued interest payable                             1,557                     744
Accounts payable and accrued expenses                7,212                   3,370
Security deposits                                    5,087                   2,317
Contributed Capital                                135,801                  66,672
                                                   -------                 -------

          Total Liabilities and Equity             380,307                 180,151
                                                   =======                 =======

As of September 30, 2000 the Company has four joint venture interests representing a 35% economic interest in 90 Broad Street, acquired in July 1999, a 50% interest in 1250 Broadway, acquired in August 1999, a 50% interest in 100 Park Avenue, acquired in February 2000 and a 35% interest in 321 West 44th Street, contributed May 2000. These interests are accounted for on the equity method of accounting and, therefore, are not consolidated into the company's financial statements.

(1) The primary difference with Investment in unconsolidated joint ventures represents the unrecognized deferred gain on 321 West 44th Street.

                            JOINT VENTURE STATEMENTS
        Statement of Income & Expense for Unconsolidated Joint Ventures
                                   UNAUDITED
                                   ---------

($000's omitted)                                     Three Months Ended September 30, 2000
                                           ----------------------------------------------------------
                                           Total Property      SLG Property Interest   SLG Subsidiary
                                           --------------      ---------------------   --------------
Rental Revenue, net                                13,141                     6,202
     Free rent                                        670                       270
     Amortization of free rent                        (82)                      (36)
                                                   ------                     -----
Net free rent                                         588                       234

Straight-line rent                                    712                       324
Allowance for S/L tenant credit loss                 (189)                      (82)
Escalation and reimbursement revenues               2,171                       978
Investment income                                     190                        93
Other income                                           15                         6
                                                   ------                     -----
          TOTAL REVENUES, NET                      16,628                     7,755

EXPENSES
Operating expenses                                  5,595                     2,530
Real estate taxes                                   2,695                     1,297
                                                   ------                     -----
          TOTAL OPERATING EXPENSES                  8,290                     3,827

GAAP NOI                                            8,527                     4,010
CASH NOI                                            7,227                     3,452

Interest                                            5,166                     2,400
Depreciation and amortization                       2,047                       942
Extraordinary Loss                                     --                        --
                                                   ------                     -----
NET INCOME                                          1,125                       586                   references page 11

Plus:  Real Estate Depreciation                     1,813                       842
Plus:  Extraordinary Loss                              --                        --
Plus:  Management & Leasing Fees                       --                        --                65
                                                   ------                     -----             -----
FUNDS FROM OPERATIONS                               2,938                     1,428


FAD ADJUSTMENTS:
Plus: Non Real Estate Depreciation                    233                       100
Plus: 2% Allowance for S/L Tenant Credit Loss         189                        82
Less: Free and S/L Rent                            (1,300)                     (558)
Less: Second Cycle Tenant Improvement,                 --                        --
   Leasing Commissions & Recurring Capex             (595)                     (255)
                                                   ------                     -----
                                                   (1,473)                     (631)                  reference page 16
                                                   ======                     =====

Operating Expense to Real Estate Revenue, net       33.68%                    32.69%
GAAP NOI to Real Estate Revenue, net                51.33%                    51.82%
Cash NOI to Real Estate Revenue, net                43.50%                    44.62%

                                                         Three Months Ended June 30, 2000
                                           ----------------------------------------------------------
                                           Total Property     SLG Property Interest    SLG Subsidiary
                                           --------------     ---------------------    --------------
Rental Revenue, net                                12,542                     5,943
     Free rent                                        657                       285
     Amortization of free rent                        (65)                      (29)
                                                   ------                     -----
Net free rent                                         592                       256

Straight-line rent                                    690                       324
Allowance for S/L tenant credit loss                 (192)                      (87)
Escalation and reimbursement revenues               1,442                       639
Investment income                                      91                        44
Other income                                            2                         2
                                                   ------                     -----
          TOTAL REVENUES, NET                      15,167                     7,121

EXPENSES
Operating expenses                                  3,816                     1,760
Real estate taxes                                   2,653                     1,286
                                                   ------                     -----
          TOTAL OPERATING EXPENSES                  6,469                     3,046

GAAP NOI                                            8,890                     4,161
CASH NOI                                            7,608                     3,582

Interest                                            4,874                     2,287
Depreciation and amortization                       2,149                     1,006
Extraordinary Loss                                     --                        --
                                                   ------                     -----
NET INCOME                                          1,675                       782

Plus:  Real Estate Depreciation                     1,943                       917
Plus:  Extraordinary Loss                              --                        --
Plus:  Management & Leasing Fees                       --                        --                44
                                                   ------                     -----             -----
FUNDS FROM OPERATIONS                               3,618                     1,699


FAD ADJUSTMENTS:
Plus: Non Real Estate Depreciation                    206                        88
Plus: 2% Allowance for S/L Tenant Credit Loss         192                        87
Less: Free and S/L Rent                            (1,282)                     (580)
Less: Second Cycle Tenant Improvement,
   Leasing Commissions & Recurring Capex             (255)                      (89)
                                                   ------                     -----
                                                   (1,139)                     (494)
                                                   ======                     =====

Operating Expense to Real Estate Revenue, net       25.00%                    24.57%
GAAP NOI to Real Estate Revenue, net                58.24%                    58.11%
Cash NOI to Real Estate Revenue, net                49.84%                    50.01%


As of September 30, 2000 the Company has four joint venture interests representing a 35% economic interest in 90 Broad Street, acquired in July 1999, a 50% interest in 1250 Broadway, acquired in August 1999, a 50% interest in 100 Park Avenue, acquired in February 2000 and a 35% interest in 321 West 44th Street, contributed May 2000. These interests are accounted for on the equity method of accounting and, therefore, are not consolidated into the company's financial statements.

            CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY


                                                                                                      Retained Earnings /
($000's omitted)                                                                   Additional         (Distributions) In
                                                                Common Stock     Paid-in Capital      Excess of Earnings
                                                                ------------     ---------------      ------------------
Balance at December 31, 1997                                             123             178,669                  (2,584)
Net Income                                                                                                        29,451
Preferred dividend and accretion requirement                                                                      (5,970)
Issuance of common stock net of offering cost
  ($1,615) and revaluation increase in minority
  interest ($6,934)                                                      115             235,006
Deferred compensation plan                                                 2               3,264
Cash distributions declared ($1.40 per
  common share)                                                                                                  (29,456)
Officers' loans, net of amortization
                                                                --------------------------------------------------------
Balance at December 31, 1998                                             240             416,939                  (8,559)

Net Income                                                                                                        42,856
Preferred dividend and accretion requirement                                                                      (9,598)
Deferred compensation plan                                                 2               5,019
Cash distributions declared ($1.41 per
  common share)                                                                                                  (34,121)
Amortization of officers' loan and deferred compensation

                                                                --------------------------------------------------------
Balance at December 31, 1999                                             242             421,958                  (9,422)

Net Income                                                                                                        57,833
Preferred dividend and accretion requirement                                                                      (7,220)
Deferred compensation plan                                                                   746
Exercise of employee stock options                                         2               3,803
Cash distributions declared ($1.088 per
  common share)                                                                                                  (26,558)
Redemption of operating partnership units                                  1               2,128
Amortization of officers' loan and deferred compensation

                                                                --------------------------------------------------------
Balance at September 30, 2000 (unaudited)                                245             428,635                  14,633
                                                                ========================================================

                                                                Deferred
                                                              Compensation
                                                             Plan / Officers'
                                                                   Loan                   Total
                                                                   ----                   -----
Balance at December 31, 1997                                                             176,208
Net Income                                                                                29,451
Preferred dividend and accretion requirement                                              (5,970)
Issuance of common stock net of offering cost
  ($1,615) and revaluation increase in minority
  interest ($6,934)                                                                      235,121
Deferred compensation plan                                            (3,266)                 --
Cash distributions declared ($1.40 per
  common share)                                                                          (29,456)
Officers' loans, net of amortization                                    (528)               (528)
                                                                --------------------------------
Balance at December 31, 1998                                          (3,794)            404,826

Net Income                                                                                42,856
Preferred dividend and accretion requirement                                              (9,598)
Deferred compensation plan                                            (4,771)                250
Cash distributions declared ($1.41 per
  common share)                                                                          (34,121)
Amortization of officers' loan and deferred compensation               1,891               1,891
                                                                --------------------------------
Balance at December 31, 1999                                          (6,674)            406,104

Net Income                                                                                57,833
Preferred dividend and accretion requirement                                              (7,220)
Deferred compensation plan                                              (487)                259
Exercise of employee stock options                                                         3,805
Cash distributions declared ($1.088 per
  common share)                                                                          (26,558)
Redemption of operating partnership units                                                  2,129
Amortization of officers' loan and deferred compensation               1,222               1,222
                                                                --------------------------------
Balance at September 30, 2000 (unaudited)                             (5,939)      437,574
                                                                ================================


    RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION
                                   UNAUDITED

                                                      Common Stock      Op Units        Basic Shares
                                                      ------------      --------        ------------

Balance at December 31, 1997                            12,292,311       2,383,284       14,675,595
          Public Offering                               11,500,000                       11,500,000
          Deferred Compensation Programs                   159,515                          159,515
          Acquisiton of 711 Third Ave. fee interest                         44,772           44,772

                                                        ----------       ---------       ----------
Balance at December 31, 1998                            23,951,826       2,428,056       26,379,882

          Deferred Compensation Programs                   232,391                          232,391

                                                        ----------       ---------       ----------
Balance at December 31, 1999                            24,184,217       2,428,056       26,612,273

          Option/OP Units Converted                        299,776        (120,541)         179,235
          Compensation Program                              32,201                           32,201
          Unexercised Option Share Equivalents
          Preferred Stock "If Converted" Method
               to common stock

                                                        ----------       ---------       ----------
Balance at September 30, 2000                           24,516,194       2,307,515       26,823,709
                                                        ==========       =========       ==========


                                                      Dilution Factor  Diluted Shares
                                                      ---------------  --------------
Balance at December 31, 1997
          Public Offering
          Deferred Compensation Programs
          Acquisiton of 711 Third Ave. fee interest


Balance at December 31, 1998                                             26,379,882

          Deferred Compensation Programs                                    232,391
                                                                         ----------
Balance at December 31, 1999                                             26,612,273

          Option/OP Units Converted                           (98,268)       80,967
          Compensation Program                                (11,383)       20,818
          Unexercised Option Share Equivalents                349,214       349,214
          Preferred Stock "If Converted" Method
               to common stock                              4,699,000     4,699,000

                                                        -------------    ----------
Balance at September 30, 2000                             4,938,563      31,762,272
                                                        =============    ==========

                     COMPARATIVE COMPUTATION OF FFO AND FAD
                                    Unaudited


($000's omitted - except per share data)                                                  Three Months Ended September 30
                                                                                          2000         1999      % Change
                                                                                          ----         ----      --------
FUNDS FROM OPERATIONS:

Net Income before Minority Interests                                                        14,270       11,641        23%

Add:        Depreciation and Amortization                                                    8,300        7,677         8%
            FFO adjustment for Joint Ventures                                                  842          120       602%
Less:       Dividends on Preferred Shares                                                    2,300        2,300         0%
            Minority Interest of BMW                                                             -          354      -100%
            Non Real Estate Depreciation/Amortization of
                 Finance Costs                                                               1,042          878        19%
                                                                                            ------       ------
            FUNDS FROM OPERATIONS - BASIC                                                   20,070       15,906        26%

Add:        Dividends on Preferred Shares                                                    2,300        2,300
                                                                                            ------       ------
            FUNDS FROM OPERATIONS - DILUTED                                                 22,370       18,206

            Funds From Operations per Diluted Weighted Average Unit,
              Common Share and Common Share Equivalent Outstanding                            0.70         0.58        21%

FUNDS AVAILABLE FOR DISTRIBUTION:

FFO                                                                                         20,070       15,906        26%

Add:        Non Real Estate Depreciation (1)                                                 1,042          771        35%
            2% Allowance for S/L Tenant Credit Loss (1)                                        199          708       -72%
            Straight-line Ground Rent                                                          312          442       -29%
            Non-cash Deferred Compensation                                                     422          368        15%
            FAD adjustment for Joint Ventures                                                 (631)           8
Less:       Straight-line Rental Income (1)                                                  2,237        1,907        17%
            Free Rent - Occupied (Net of Amortization, incl. First Cycle) (1)                1,127        1,518       -26%
            Amortization of Mortgage Investment Discount                                     1,119            -
            Second Cycle Tenant Improvement & Leasing
                   Commission on Existing Space (1)                                          3,118        1,933        61%
            Recurring Building Improvements (1)                                                871        1,032       -16%
                                                                                            ------       ------

FUNDS AVAILABLE FOR DISTRIBUTION BEFORE REDEVELOPMENT & FIRST
CYCLE LEASING COSTS                                                                         12,942       11,813        10%

Funds Available for Distribution per Diluted Weighted Average
     Unit and Common Share                                                                    0.47         0.44         7%
Dividend per Common Share                                                                   0.3625         0.35         4%

FIRST CYCLE LEASING COSTS
            Tenant Improvement & Leasing Commissions (1)                                       680        5,331       -87%

FUNDS AVAILABLE FOR DISTRIBUTION AFTER FIRST
CYCLE LEASING COSTS                                                                         12,262        6,482        89%

Funds Available for Distribution per Diluted Weighted Average
     Unit and Common Share                                                                    0.45         0.24        85%

Payout Ratio of Funds From Operations                                                       51.85%       60.37%       -14%
Payout Ratio of Funds Available for Distribution before First Cycle                         76.47%       79.13%        -3%

REDEVELOPMENT COSTS (1)                                                                      3,778        8,963       -58%

                                                                                                                        Nine Months
($000's omitted - except per share data)                                                  Three Months Ended June 30   Ended Sept 30
                                                                                              2000        % Change         2000
                                                                                              ----        --------         ----
FUNDS FROM OPERATIONS:

Net Income before Minority Interests                                                         12,344          16%          38,581

Add:        Depreciation and Amortization                                                     8,403          -1%          24,519
            FFO adjustment for Joint Ventures                                                   917          -8%           2,468
Less:       Dividends on Preferred Shares                                                     2,300           0%           6,900
            Minority Interest of BMW                                                              -                            -
            Non Real Estate Depreciation/Amortization of
                 Finance Costs                                                                1,040           0%           3,105
                                                                                             ------                       ------
            FUNDS FROM OPERATIONS - BASIC                                                    18,324          10%          55,563

Add:        Dividends on Preferred Shares                                                     2,300                        6,900
                                                                                             ------                       ------
            FUNDS FROM OPERATIONS - DILUTED                                                  20,624                       62,463

            Funds From Operations per Diluted Weighted Average Unit,
              Common Share and Common Share Equivalent Outstanding                             0.65           8%            1.97

FUNDS AVAILABLE FOR DISTRIBUTION:

FFO                                                                                          18,324          10%          55,563

Add:        Non Real Estate Depreciation (1)                                                  1,040           0%           3,105
            2% Allowance for S/L Tenant Credit Loss (1)                                         240         -17%             672
            Straight-line Ground Rent                                                           441         -29%           1,194
            Non-cash Deferred Compensation                                                      386           9%           1,113
            FAD adjustment for Joint Ventures                                                  (494)         28%          (1,989)
Less:       Straight-line Rental Income (1)                                                   2,356          -5%           6,903
            Free Rent - Occupied (Net of Amortization, incl. First Cycle) (1)                 1,554         -27%           3,875
            Amortization of Mortgage Investment Discount                                      1,107           1%           2,226
            Second Cycle Tenant Improvement & Leasing
                   Commission on Existing Space (1)                                           3,289          -5%           9,219
            Recurring Building Improvements (1)                                                 546          60%           1,497
                                                                                             ------                       ------

FUNDS AVAILABLE FOR DISTRIBUTION BEFORE REDEVELOPMENT & FIRST
CYCLE LEASING COSTS                                                                          11,085          17%          35,938

Funds Available for Distribution per Diluted Weighted Average
     Unit and Common Share                                                                     0.41          16%            1.33
Dividend per Common Share                                                                    0.3625           0%           1.088

FIRST CYCLE LEASING COSTS
            Tenant Improvement & Leasing Commissions (1)                                      4,206         -84%          13,586

FUNDS AVAILABLE FOR DISTRIBUTION AFTER FIRST
CYCLE LEASING COSTS                                                                           6,879          78%          22,352

Funds Available for Distribution per Diluted Weighted Average
     Unit and Common Share                                                                     0.25          77%            0.83

Payout Ratio of Funds From Operations                                                         55.80%         -7%           55.30%
Payout Ratio of Funds Available for Distribution before First Cycle                           88.44%        -14%           81.89%

REDEVELOPMENT COSTS (1)                                                                       3,254          16%          10,266

(1) Adjusted for Minority Interest in Properties less than 100% owned

                             SELECTED FINANCIAL DATA
                             CAPITALIZATION ANALYSIS
                                   HISTORICAL
                                    UNAUDITED

($000's omitted)
                                                                         SEP-00           SEP-99           % CHANGE       JUN-00
                                                                         ------           ------           --------       ------
MARKET CAPITALIZATION
Components of Market Capitalization:
COMMON EQUITY:
          Common Shares Outstanding                                       24,516          24,204                1%         24,373
          OP Units Outstanding                                             2,308           2,428               -5%          2,389
                                                                      ----------      ----------                       ----------
              TOTAL COMMON EQUITY (SHARES AND UNITS)                      26,824          26,632                1%         26,762
          Share Price at (End of Period)                                   28.06           20.50               37%          26.73
                                                                      ----------      ----------                       ----------
          Equity Market Value                                            752,740         545,950               38%        715,476

PREFERRED EQUITY AT LIQUIDATION VALUE:                                   115,000         115,000                0%        115,000

REAL ESTATE DEBT
          Property Level Mortgage Debt                                   345,351         337,190                2%        346,294
          Company's portion of Joint Venture Mortgages                   111,040          39,540              181%        107,048
          Minority Interest in Company's Mortgage - BMW                       --         (15,379)            -100%
          Outstanding Balance on - Secured Credit Line                    27,752              --                           42,752
          Outstanding Balance on - Unsecured Credit Line                  99,000          61,000               62%        103,000
                                                                      ----------      ----------                       ----------
          Total Combined Debt                                            583,143         422,351               38%        599,094

          Total Market Cap (Debt & Equity)                             1,450,883       1,083,301               34%      1,429,570
                                                                      ==========      ==========                       ==========


LINES OF CREDIT AVAILABILITY
Senior Unsecured Line of Credit
          Maximum Line Available                                         250,000         140,000                          250,000
          Letters of Credit issued                                            --           1,000                               --
          Outstanding Balance                                             99,000          61,000                          103,000
                                                                      ----------      ----------                       ----------
          Net Line Availability                                          151,000          78,000                          147,000
                                                                      ----------      ----------                       ----------
Secured Line of Credit
          Maximum Line Available                                          50,000                                           50,000
          Outstanding Balance                                             27,752                                           42,752
                                                                      ----------                                       ----------
          Prudential Line Availability                                    22,248         N/A                                7,248
                                                                      ----------                                       ----------
          Total Availability under Lines of Credit                       173,248                                          154,248
                                                                      ----------                                       ----------

RATIO ANALYSIS- CONSOLIDATED BASIS
          Debt to Market Cap Ratio                                         35.24%          37.60%                           37.21%

          Debt to Gross Real Estate Book Ratio (1)                         48.23%          45.09%                           49.16%
          Secured Real Estate Debt to Secured Assets Gross Book (1)        55.77%          58.62%                           56.34%
          Unsecured Debt to Unencumbered
               Assets-Gross Book Value (1)                                 32.86%          19.96%                           34.40%
          Secured Non Real Estate Debt to Secured Assets Book (1)          46.33%        N/A                                49.16%

RATIO ANALYSIS- JOINT VENTURES ALLOCATED
          Combined Debt to Market Cap Ratio                                40.19%          38.99%                           41.91%

          Debt to Gross Real Estate Book Ratio (1)                         50.96%          46.06%                           51.42%
          Secured Debt to Secured Assets Gross Book (1)                    57.99%          59.32%                           57.93%
          Unsecured Debt to Unencumbered
               Assets-Gross Book Value (1)                                 32.86%          19.96%                           34.40%
          Secured Line of Credit to Structured Finance Assets (1)          46.33%        N/A                                49.16%


($000's omitted)
                                                                      % CHANGE        MAR-00          % CHANGE
                                                                      --------        ------          --------
MARKET CAPITALIZATION
Components of Market Capitalization:
COMMON EQUITY:
          Common Shares Outstanding                                           1%         24,239              1%
          OP Units Outstanding                                               -3%          2,408             -4%
                                                                                     ----------
              TOTAL COMMON EQUITY (SHARES AND UNITS)                          0%         26,647              1%
          Share Price at (End of Period)                                      5%          23.75             18%
                                                                                     ----------
          Equity Market Value                                                 5%        632,862             19%

PREFERRED EQUITY AT LIQUIDATION VALUE:                                        0%        115,000              0%

REAL ESTATE DEBT
          Property Level Mortgage Debt                                        0%        332,262              4%
          Company's portion of Joint Venture Mortgages                        4%         99,348             12%
          Minority Interest in Company's Mortgage - BMW                                      --             --
          Outstanding Balance on - Secured Credit Line                      -35%         37,752            -26%
          Outstanding Balance on - Unsecured Credit Line                     -4%        104,000             -5%
                                                                                     ----------
          Total Combined Debt                                                -3%        573,362              2%

          Total Market Cap (Debt & Equity)                                    1%      1,321,224             10%
                                                                                    ===========


LINES OF CREDIT AVAILABILITY
Senior Unsecured Line of Credit
          Maximum Line Available                                                         140,000
          Letters of Credit issued                                                            --
          Outstanding Balance                                                            104,000
                                                                                     ----------
          Net Line Availability                                                           36,000
                                                                                     ----------
Secured Line of Credit
          Maximum Line Available                                                          50,000
          Outstanding Balance                                                             37,752
                                                                                      ----------
          Prudential Line Availability                                                    12,248
                                                                                      ----------
          Total Availability under Lines of Credit                                        48,248
                                                                                      ----------

RATIO ANALYSIS- CONSOLIDATED BASIS
          Debt to Market Cap Ratio                                                         38.79%

          Debt to Gross Real Estate Book Ratio (1)                                         48.28%
          Secured Real Estate Debt to Secured Assets Gross Book (1)                        56.44%
          Unsecured Debt to Unencumbered
               Assets-Gross Book Value (1)                                                 33.04%
          Secured Non Real Estate Debt to Secured Assets Book (1)                          49.88%

RATIO ANALYSIS- JOINT VENTURES ALLOCATED
          Combined Debt to Market Cap Ratio                                                43.40%

          Debt to Gross Real Estate Book Ratio (1)                                         50.49%
          Secured Debt to Secured Assets Gross Book (1)                                    57.86%
          Unsecured Debt to Unencumbered
               Assets-Gross Book Value (1)                                                 33.04%
          Secured Line of Credit to Structured Finance Assets (1)                          49.88%

(1) Excludes property under capital lease

                             SELECTED FINANCIAL DATA
                        PROPERTY NOI AND COVERAGE RATIOS
                                    UNAUDITED

($000's omitted)
                                                                                               Three Months Ended September 30
                                                                                          2000      1999         +/-      % Change
                                                                                          ----      ----         ---      --------

FUNDS FROM OPERATIONS:                                                                  20,070      15,906       4,164          26%

Less:           Non - Building Revenue                                                   6,023       2,238       3,785         169%

Plus:           2% Reserve for Tenant Credit Loss*                                         199         708        (509)        -72%
                Interest Expense (incl. Capital Lease Int.)*                            10,698       7,497       3,201          43%
                Non Real Estate Depreciation*                                            1,042         771         271          35%
                MG&A Expense                                                             2,540       2,979        (439)        -15%
                Preferred Dividend                                                       2,300       2,300          --           0%
                                                                                        ------      ------      ------
                                  GAAP NOI                                              30,826      27,923       2,903          10%

CASH ADJUSTMENTS

Less:           Free Rent (Net of Amortization)*                                         1,127       1,518        (391)        -26%
                Straightline Revenue Adjustment*                                         2,237       1,907         330          17%

Plus:           Ground Lease Straight-line Adjustment                                      312         442        (130)        -29%
                                                                                        ------      ------      ------
                                 CASH NOI                                               27,774      24,940       2,835          11%

OPERATING MARGINS

                Real Estate Revenue, net*                                               55,936      51,447       4,489           9%

                GAAP NOI/Real Estate Revenue, net                                       55.11%      54.27%
                Cash NOI/Real Estate Revenue, net                                       49.65%      48.48%

                GAAP NOI before Ground Rent/Real Estate Revenue, net                    60.77%      60.46%
                Cash NOI before Ground Rent/Real Estate Revenue, net                    54.75%      53.80%

COMPONENTS OF DEBT AND FIXED CHARGES
                Interest on Fixed Rate Loans*                                            4,376       3,732         644          17%
                Interest on Floating Rate Loans*                                         6,322       4,040       2,282          56%
                Fixed Amortization Principal Payments                                      943         545         398          73%
                                                                                        ------      ------      ------
                                                                   TOTAL DEBT SERVICE   11,641       8,317       3,323          40%

                Payments under Ground Lease Arrangements                                 2,852       2,737         115           4%
                Preferred Stock Dividend                                                 2,300       2,300          --           0%
                                                                                        ------      ------      ------
                                                                   TOTAL FIXED CHARGES  16,793      13,354       3,439          26%

Interest Coverage Ratio                                                                   3.23        3.51
Debt Service Coverage ratio                                                               2.97        3.28
Fixed Charge Coverage ratio                                                               2.06        2.04



($000's omitted)
                                                                                           Three Months Ended June 30
                                                                                         2000          +/-        % Change
                                                                                         ----          ---        --------
FUNDS FROM OPERATIONS:                                                                  18,324       1,746          10%

Less:           Non - Building Revenue                                                   5,346         677          13%

Plus:           2% Reserve for Tenant Credit Loss*                                         240         (41)        -17%
                Interest Expense (incl. Capital Lease Int.)*                            10,053         645           6%
                Non Real Estate Depreciation*                                            1,040           2           0%
                MG&A Expense                                                             3,190        (650)        -20%
                Preferred Dividend                                                       2,300          --           0%
                                                                                        ------      ------
                                  GAAP NOI                                              29,801       1,025           3%

CASH ADJUSTMENTS

Less:           Free Rent (Net of Amortization)*                                         1,554        (427)        -27%
                Straightline Revenue Adjustment*                                         2,356        (119)         -5%

Plus:           Ground Lease Straight-line Adjustment                                      441        (129)        -29%
                                                                                        ------      ------
                                 CASH NOI                                               26,332       1,442           5%

OPERATING MARGINS

                Real Estate Revenue, net*                                               52,614       3,322           6%

                GAAP NOI/Real Estate Revenue, net                                       56.64%
                Cash NOI/Real Estate Revenue, net                                       50.05%

                GAAP NOI before Ground Rent/Real Estate Revenue, net                    62.65%
                Cash NOI before Ground Rent/Real Estate Revenue, net                    55.21%

COMPONENTS OF DEBT AND FIXED CHARGES
                Interest on Fixed Rate Loans*                                            4,063         313           8%
                Interest on Floating Rate Loans*                                         5,990         333           6%
                Fixed Amortization Principal Payments                                      885          58           7%
                                                                                        ------      ------
                                                                   TOTAL DEBT SERVICE   10,938         702           6%

                Payments under Ground Lease Arrangements                                 2,769          83           3%
                Preferred Stock Dividend                                                 2,300          --           0%
                                                                                        ------      ------
                                                                   TOTAL FIXED CHARGES  16,007         786           5%

Interest Coverage Ratio                                                                   3.15
Debt Service Coverage ratio                                                               2.90
Fixed Charge Coverage ratio                                                               1.98

* Adjusted for properties reported in 1999 on a consolidated basis which are less than wholly owned and which are not reflected in the unconsolidated joint ventures.

              2000 SAME STORE SELECTED FINANCIAL DATA


($000's omitted)                                                             Three Months Ended September 30
                                                                       2000       1999         +/-      % Change
                                                                       ----       ----         ---      --------

              Rental Revenue                                          40,501      36,638       3,863         11%
              Credit Loss                                               (144)       (643)        499        -78%
              Signage Rent                                               496         559         (63)       -11%
              Escalation & Reimbursement Revenues                      6,424       4,968       1,456         29%
              Investment & Other Income                                  197         673        (476)       -71%
                                                                     -------     -------     -------
                                     Total Revenues                   47,474      42,195       5,279         13%

              Operating Expense                                       12,266      10,237       2,029         20%
              Ground Rent                                              3,164       3,159           5          0%
              Real Estate Taxes                                        6,140       5,905         235          4%
                                                                     -------     -------     -------
                                     Total Operating Expenses         21,570      19,301       2,269         12%

              EBITDA                                                  25,904      22,894       3,010         13%

              Interest                                                 5,101       4,849         252          5%
              Depreciation & Amortization                              6,257       5,895         362          6%

              Income Before Minority Interest                         14,546      12,150       2,396         20%
Plus:         Real Estate Depreciation & Amortization                  6,016       5,642         374          7%
                                                                     -------     -------     -------

FUNDS FROM OPERATIONS:                                                20,562      17,792       2,770         16%

Less:         Non - Building Revenue                                     168         427        (259)       -61%

Plus:         2% Reserve for Tenant Credit Loss                          144         643        (499)       -78%
              Interest Expense                                         5,101       4,849         252          5%
              Non Real Estate Depreciation                               241         253         (12)        -5%
                                                                     -------     -------     -------
                                     GAAP NOI                         25,880      23,110       2,770         12%

CASH ADJUSTMENTS

Less:         Free Rent (Net of Amortization)                            994       1,275        (281)       -22%
              Straightline Revenue Adjustment                          1,690       1,714         (24)        -1%

Plus:         Ground Lease Straight-line Adjustment                      312         442        (130)       -29%
                                                                     -------     -------     -------
                                     CASH NOI                         23,508      20,563       2,945         14%

OPERATING MARGINS

              GAAP NOI to Real Estate Revenue, net                    54.54%      54.49%
              Cash NOI to Real Estate Revenue, net                    49.54%      48.48%

              GAAP NOI before Ground Rent/Real Estate Revenue, net    61.21%      61.94%
              Cash NOI before Ground Rent/Real Estate Revenue, net    55.55%      54.89%



($000's omitted)                                                          Three Months Ended June 30
                                                                       2000          +/-      % Change
                                                                       ----          ---      --------

              Rental Revenue                                           39,904         597          1%
              Credit Loss                                                (144)         (0)         0%
              Signage Rent                                                597        (101)       -17%
              Escalation & Reimbursement Revenues                       4,240       2,184         52%
              Investment & Other Income                                   252         (55)       -22%
                                                                      -------     -------
                                     Total Revenues                    44,849       2,625          6%

              Operating Expense                                        10,500       1,766         17%
              Ground Rent                                               3,159           5          0%
              Real Estate Taxes                                         5,870         270          5%
                                                                      -------     -------
                                     Total Operating Expenses          19,529       2,041         10%

              EBITDA                                                   25,320         584          2%

              Interest                                                  5,159         (58)        -1%
              Depreciation & Amortization                               6,515        (258)        -4%

              Income Before Minority Interest                          13,646         900          7%
Plus:         Real Estate Depreciation & Amortization                   6,252        (236)        -4%
                                                                      -------     -------

FUNDS FROM OPERATIONS:                                                 19,898         664          3%

Less:         Non - Building Revenue                                      192         (24)       -12%

Plus:         2% Reserve for Tenant Credit Loss                           144          --          0%
              Interest Expense                                          5,159         (58)        -1%
              Non Real Estate Depreciation                                263         (22)        -8%
                                                                      -------     -------
                                     GAAP NOI                          25,272         608          2%

CASH ADJUSTMENTS

Less:         Free Rent (Net of Amortization)                           1,667        (673)       -40%
              Straightline Revenue Adjustment                           1,869        (179)       -10%

Plus:         Ground Lease Straight-line Adjustment                       441        (129)       -29%
                                                                      -------     -------
                                     CASH NOI                          22,177       1,331          6%

OPERATING MARGINS

              GAAP NOI to Real Estate Revenue, net                     56.41%
              Cash NOI to Real Estate Revenue, net                     49.50%

              GAAP NOI before Ground Rent/Real Estate Revenue, net     63.46%
              Cash NOI before Ground Rent/Real Estate Revenue, net     55.57%

                              DEBT SUMMARY SCHEDULE
                                    UNAUDITED

($000's omitted)

FIXED RATE SECURED DEBT
                                                                                           Principal O/S
PROPERTY                                                                                    9/30/2000           Coupon
                                                                                            ---------           ------
     673 First Avenue                                                                         12,704              9.00%
     470 Park Avenue South                                                                     9,838              8.25%
     50 West 23rd Street                                                                      21,000              7.33%
     CIBC (against 1414 Ave. of Americas, 633 Third Avenue,
              and 70 W. 36th St.)                                                             33,950              7.90%
     711 Third Avenue                                                                         49,225              8.13%
     555 West 57th Street (Libor collar of 6.10% - 6.58% + 200bps)                            69,775              8.58%
     420 Lexington Avenue (Libor + 202bps) (interest rate cap of Libor 6.5%)                  55,000              8.52%
     875 Bridgeport Avenue, CT (1031 exchange asset)                                          14,909              8.32%
     CIGNA (1412 Broadway)                                                                    52,000              7.62%
                                                                                             -------              -----
              TOTAL FIXED RATE SECURED DEBT                                                  318,401              8.18% wtd avg


FLOATING RATE SECURED DEBT
     Madison Properties (Libor + 150bps)                                                      26,950              8.13%
     Prudential Line of Credit (Libor + 125bps)                                               27,752              7.88%
                                                                                             -------              -----
              TOTAL FLOATING RATE SECURED DEBT                                                54,702              8.00% wtd avg


UNSECURED FLOATING RATE DEBT

Senior Unsecured Line of Credit                                                               99,000              8.15%

Total Floating Rate Debt Outstanding                                                         153,702              8.10% wtd avg
                                                                                            --------              -----

                                TOTAL DEBT                                                   472,103              8.15% wtd avg

WEIGHTED AVERAGE BALANCE OUTSTANDING                                                         497,175

WEIGHTED AVERAGE INTEREST RATE                                                                                    8.15%




($000's omitted)

FIXED RATE SECURED DEBT                                                           2000      2000
                                                                                 Annual    Principal  Maturity        Due at
Property                                                                         Payment   Repayment    Date         Maturity
                                                                                 -------   ---------    ----         --------
     673 First Avenue                                                             3,985      2,749     12/13/2003      2,000
     470 Park Avenue South                                                        1,207        383     4/1/2004        8,285
     50 West 23rd Street                                                          1,539         --     8/1/2007       19,234
     CIBC (against 1414 Ave. of Americas, 633 Third Avenue,
              and 70 W. 36th St.)                                                 4,013         --     5/1/2009       29,577
     711 Third Avenue                                                             4,067         65     9/10/2005      46,905
     555 West 57th Street (Libor collar of 6.10% - 6.58% + 200bps)                   --        394     11/1/2004      66,959
     420 Lexington Avenue (Libor + 202bps) (interest rate cap of Libor 6.5%)         --         --     5/21/2001      55,000
     875 Bridgeport Avenue, CT (1031 exchange asset)                                645         16     5/10/2025       5,466
     CIGNA (1412 Broadway)                                                        3,962         --     5/1/2006       47,854
                                                                                 ------      -----
              Total Fixed Rate Secured Debt                                      19,418      3,607


FLOATING RATE SECURED DEBT
     Madison Properties (Libor + 150bps)                                                        --     5/31/2001      26,950
     Prudential Line of Credit (Libor + 125bps)                                                 --     12/31/2000     27,752
              Total Floating Rate Secured Debt


UNSECURED FLOATING RATE DEBT

Senior Unsecured Line of Credit                                                                 --     6/27/2003      99,000

Total Floating Rate Debt Outstanding                                                            --

                                Total Debt


Weighted Average Balance Outstanding                                                            --

Weighted Average Interest Rate                                                                  --



($000's omitted)

FIXED RATE SECURED DEBT
                                                                                    Earliest Contractual          Partner
Property                                                                               Prepayment Date         Lockouts thru
                                                                                    --------------------       -------------
     673 First Avenue                                                                       Open                 Aug-09
     470 Park Avenue South                                                                  Open                 Aug-09
     50 West 23rd Street                                                                  Aug-01                    N/A
     CIBC (against 1414 Ave. of Americas, 633 Third Avenue,
              and 70 W. 36th St.)                                                         Apr-03                    N/A
     711 Third Avenue                                                                     Jun-04                    N/A
     555 West 57th Street (Libor collar of 6.10% - 6.58% + 200bps)                          Open                    N/A
     420 Lexington Avenue (Libor + 202bps) (interest rate cap of Libor 6.5%)                Open                    N/A
     875 Bridgeport Avenue, CT (1031 exchange asset)                                        Open                    N/A
     CIGNA (1412 Broadway)                                                                Apr-00                    N/A
              Total Fixed Rate Secured Debt


FLOATING RATE SECURED DEBT
     Madison Properties (Libor + 150bps)                                                   Open
     Prudential Line of Credit (Libor + 125bps)                                            Open
              Total Floating Rate Secured Debt


UNSECURED FLOATING RATE DEBT

Senior Unsecured Line of Credit

Total Floating Rate Debt Outstanding

                                Total Debt


Weighted Average Balance Outstanding

Weighted Average Interest Rate



                          SUMMARY OF JOINT VENTURE DEBT


                                                                         Principal O/S                       2000         2000
                                                               -------------------------------------         Annual     Principal
                                                               Gross Principal   SLG Share      Coupon      Payment     Repayment
                                                               ---------------   ---------      ------      -------     ---------
JOINT VENTURE DEBT
     90 Broad JV (Libor + 175bps)                                     32,000         11,200        8.37%                      -
     1250 Broadway JV (Libor + 300bps)                                64,650         32,260        9.63%                      -
     321 W 44th JV (Libor + 250bps)                                   22,000          7,700        9.13%                      -
     100 Park Avenue JV                                              120,000         59,880        8.00%                      -
                                                                    --------        -------        -----

              TOTAL JOINT VENTURE DEBT                               238,650        111,040        8.59%

WEIGHTED AVERAGE BALANCE OUTSTANDING WITH SLG JV DEBT ALLOCATED                                  606,436

WEIGHTED AVERAGE INTEREST RATE WITH SLG JV DEBT ALLOCATED                                           8.25%

TOTAL FIXED RATE DEBT / TOTAL DEBT (EXCL. LOC)                                                        78%
TOTAL FIXED RATE DEBT / TOTAL DEBT (EXCL. LOC AND FLOATING ASSETS)                                    83%



                                                                  Maturity    Due at    Earliest Contractual    Partner
                                                                    Date     Maturity     Prepayment Date      Lockouts thru
                                                                  --------   --------   --------------------  ---------------
JOINT VENTURE DEBT
     90 Broad JV (Libor + 175bps)                                 3/31/2002    11,200           Open
     1250 Broadway JV (Libor + 300bps)                            8/30/2002    32,260           Open
     321 W 44th JV (Libor + 250bps)                               4/30/2003     7,700           Open
     100 Park Avenue JV


              TOTAL JOINT VENTURE DEBT

WEIGHTED AVERAGE BALANCE OUTSTANDING WITH SLG JV DEBT ALLOCATED

WEIGHTED AVERAGE INTEREST RATE WITH SLG JV DEBT ALLOCATED

TOTAL FIXED RATE DEBT / TOTAL DEBT (EXCL. LOC)
TOTAL FIXED RATE DEBT / TOTAL DEBT (EXCL. LOC AND FLOATING ASSETS)

                      SUMMARY OF GROUND LEASE ARRANGEMENTS
                                    Unaudited


($000's omitted)
                                      2000 CASH         2001 CASH        DEFERRED LAND          YEAR OF
                 PROPERTY           PAYMENT (000s)    PAYMENT (000s)   LEASE OBLIGATIONS (1)   MATURITY
                 --------           --------------    --------------   ---------------------   --------
OPERATING LEASES
673 1st Avenue                          2,789             3,010            11,463              2037
1140 Avenue of Americas (2)               348               348                --              2016 (3)
420 Lexington (2)                       7,074             7,074                --              2008 (4)
711 3rd Avenue (2) (5)                    775             1,163             1,342              2032
                                      -------            ------            ------
                                       10,986            11,595            12,805
                                      =======            ======            ======


                                     2000 CASH          2001 CASH         CAPITALIZED          YEAR OF
                 PROPERTY           PAYMENT (000s)    PAYMENT (000s)   LEASE OBLIGATIONS (1)   MATURITY
                 --------           --------------    --------------   ---------------------   --------
CAPITALIZED LEASE
673 1st Avenue                          1,177             1,290            15,242              2037
                                       ======            ======            ======




(1) As per the balance sheet at September 30, 2000.
(2) These ground leases are classified as operating leases and, therefore, do not appear on the balance sheet as an obligation.
(3) The Company has a unilateral option to extend the ground lease for an additional 50 years, to 2066.
(4) Subject to renewal at the Company's option through 2029.
(5) Excludes portion payable to SL Green as owner of 50% leasehold.

                             SELECTED PROPERTY DATA


                                                                                                        Rentable        % of Total
Properties                                           Submarket                    Ownership             Sq. Feet         Sq. Feet
----------                                           ---------                    ---------             --------        ----------
PROPERTIES 100% OWNED
"SAME STORE"
673 First Avenue                          Grand Central South             Leasehold Interest                 422,000         4.62
470 Park Avenue South                     Park Avenue South/ Flatiron     Fee Interest                       260,000         2.85
70 W. 36th Street                         Garment                         Fee Interest                       151,000         1.65
1414 Avenue of the Americas               Rockefeller Center              Fee Interest                       111,000         1.22
1372 Broadway                             Garment                         Fee Interest                       508,000         5.56
1140 A of A                               Rockefeller Center              Leasehold Interest                 191,000         2.09
50 W. 23rd Street                         Chelsea                         Fee Interest                       333,000         3.65
110 East 42nd Street                      Grand Central                   Fee Interest                       251,000         2.75
17 Battery Place                          World Trade/ Battery            Fee Interest (1)                   811,000         8.88
633 Third Avenue (condo interest)         Grand Central North             Fee Interest (1)                    41,000         0.45
1466 Broadway                             Times Square                    Fee Interest                       289,000         3.17
420 Lexington Ave (Graybar)               Grand Central North             Operating Sublease               1,188,000        13.01
440 Ninth Avenue                          Garment                         Fee Interest                       339,000         3.71
711 Third Avenue                          Grand Central North             Operating Sublease (2)             524,000         5.74
1412 Broadway                             Times Square South              Fee Interest                       389,000         4.26
                                                                                                           ---------
              SUBTOTAL / WEIGHTED AVERAGE                                                                  5,808,000
ACQUIRED 1999
555 West 57th                             Midtown West                    Fee Interest                       941,000        10.31
286 Madison Avenue                        Grand Central South             Fee Interest                       112,000         1.23
290 Madison Avenue                        Grand Central South             Fee Interest                        36,800         0.40
292 Madison Avenue                        Grand Central South             Fee Interest                       187,000         2.05
                                                                                                           ---------
              SUBTOTAL / WEIGHTED AVERAGE                                                                  1,276,800

TOTAL/ WEIGHTED AVERAGE PROPERTIES 100% OWNED                                                              7,084,800



PROPERTIES LESS THAN 100% OWNED
UNCONSOLIDATED

90 Broad Street - 35%                     Financial                       Fee Interest                       339,000         3.71
1250 Broadway - 50%                       Penn Station                    Fee Interest                       670,000         7.34
100 Park Avenue - 50%                     Grand Central South             Fee Interest                       834,000         9.13
321 West 44th Street -35%                 Times Square                    Fee Interest                       203,000         2.22
                                                                                                           ---------
              SUBTOTAL / WEIGHTED AVERAGE                                                                  2,046,000



GRAND TOTAL/ WEIGHTED AVERAGE                                                                              9,130,800       100.00
GRAND TOTAL - SLG SHARE OF ANNUALIZED RENT



                                                                Percent Occupied
                                              -------------------------------------------------------------------
                                                                                             9/30/99 or As
Properties                                     9/30/2000      6/30/2000      3/31/2000       Later Acquired
----------                                     ---------      ---------      ---------       --------------

PROPERTIES 100% OWNED
"SAME STORE"
673 First Avenue                                    100            100            100                  100
470 Park Avenue South                                99             99             98                   99
70 W. 36th Street                                    98             99             98                  100
1414 Avenue of the Americas                         100            100             95                   98
1372 Broadway                                        99            100            100                  100
1140 A of A                                         100            100            100                  100
50 W. 23rd Street                                    99            100             99                  100
110 East 42nd Street                                 99             99             99                  100
17 Battery Place                                     93             93             93                   87
633 Third Avenue (condo interest)                   100            100            100                  100
1466 Broadway                                        92             93             93                   95
420 Lexington Ave (Graybar)                          99             98             98                   91
440 Ninth Avenue                                     94             99             94                  100
711 Third Avenue                                    100            100            100                   96
1412 Broadway                                        98             97             96                   94
                                                    ---            ---            ---                  ---
              SUBTOTAL / WEIGHTED AVERAGE            98             98             97                   95
Acquired 1999
555 West 57th                                       100            100            100                  100
286 Madison Avenue                                   99             99             98                   95
290 Madison Avenue                                  100            100             83                   55
292 Madison Avenue                                   95            100            100                   97
                                                    ---            ---            ---                  ---
              SUBTOTAL / WEIGHTED AVERAGE            99            100             99                   98

TOTAL/ WEIGHTED AVERAGE PROPERTIES 100% OWNED        98             98             98                   96



PROPERTIES LESS THAN 100% OWNED
UNCONSOLIDATED

90 Broad Street - 35%                                99             98             89                   82
1250 Broadway - 50%                                  99            100            100                   97
100 Park Avenue - 50%                                99             99             99                   97
321 West 44th Street -35%                            98             98             98                   97
                                                    ---            ---            ---                  ---
              SUBTOTAL / WEIGHTED AVERAGE            99             99             98                   95



GRAND TOTAL/ WEIGHTED AVERAGE                        98             98             98                   95
GRAND TOTAL - SLG SHARE OF ANNUALIZED RENT



                                                                    Annualized         Annualized
                                                Annualized         Rent as % of        Rent as % of    Number of
Properties                                      Rent ($'s)         Wholly Owned       SLG Interests     Tenants
----------                                      ----------         ------------       -------------     -------

PROPERTIES 100% OWNED
"SAME STORE"
673 First Avenue                                 12,153,972                6.33               5.56       14
470 Park Avenue South                             6,832,403                3.56               3.12       28
70 W. 36th Street                                 3,458,648                1.80               1.58       35
1414 Avenue of the Americas                       4,252,525                2.22               1.94       28
1372 Broadway                                    12,930,904                6.74               5.91       28
1140 A of A                                       6,166,799                3.21               2.82       26
50 W. 23rd Street                                 7,219,515                3.76               3.30       18
110 East 42nd Street                              7,809,854                4.07               3.57       33
17 Battery Place                                 16,016,007                8.35               7.32       55
633 Third Avenue (condo interest)                 1,567,922                0.82               0.72        3
1466 Broadway                                     9,655,592                5.03               4.42      117
420 Lexington Ave (Graybar)                      39,826,578               20.75              18.21      252
440 Ninth Avenue                                  7,065,782                3.68               3.23       16
711 Third Avenue                                 17,243,967                8.99               7.89       23
1412 Broadway                                    11,329,272                5.90               5.18      120
              SUBTOTAL / WEIGHTED AVERAGE       163,529,740               85.22              74.78      796
Acquired 1999
555 West 57th                                    18,211,267                9.49               8.33       25
286 Madison Avenue                                3,048,355                1.59               1.39       38
290 Madison Avenue                                1,101,589                0.57               0.50        4
292 Madison Avenue                                6,008,743                3.13               2.75       18
              SUBTOTAL / WEIGHTED AVERAGE        28,369,954               14.78              12.97       85

TOTAL/ WEIGHTED AVERAGE PROPERTIES 100% OWNED   191,899,694              100.00              87.76      881



PROPERTIES (100% OWNED)
UNCONSOLIDATED

90 Broad Street - 35%                             8,437,323                                    1.35      45
1250 Broadway - 50%                              16,937,203                                    3.86      29
100 Park Avenue - 50%                            28,306,687                                    6.46      37
321 West 44th Street -35%                         3,554,681                                    0.57      26
                                                -----------                                  ------    ----
              SUBTOTAL / WEIGHTED AVERAGE        57,235,894                                   12.24     137



GRAND TOTAL/ WEIGHTED AVERAGE                   249,135,588                                            1018
GRAND TOTAL - SLG SHARE OF ANNUALIZED RENT      218,673,597                                  100.00


           (1) Condominium Unit
           (2) Including Ownership of 50% in Building Fee


                      LARGEST TENANTS BY SQUARE FEET LEASED

------------------------------------------------------------------------------------------------------------------------------------

                      WHOLLY OWNED

                                                                                                                     Lease
             Tenant                                            Property                                           Expiration
             ------                                            --------                                           ----------
The City of New York                                     17 Battery Place                                               12/7/2000
BMW of Manhattan, Inc.                                   555 West 57th Street                                           7/31/2012
City University of New York-CUNY                         555 West 57th Street                                   5/31/10 & 1/29/15
Metro North Commuter Railroad Co.                        420 Lexington Avenue                                   5/14/08 & 1/31/16
St. Luke's Roosevelt Hospital                            555 West 57th Street                                           6/30/2014
C.B.S., Inc.                                             555 West 57th Street                                  12/31/03 & 6/30/10
New York Presbyterian Hospital                           555 West 57th Street & 673 First Avenue               8/31/06 & 12/14/09
Ross Stores                                              1372 Broadway                                                  5/31/2007
Ann Taylor Inc.                                          1372 Broadway                                                  7/31/2010
Crain Communications Inc.                                711 Third Avenue                                               1/31/2009
Parade Publications, Inc.                                711 Third Avenue                                               8/31/2010
Ketchum, Inc.                                            711 Third Avenue                                              11/30/2015
Kallir, Phillips, Ross Inc.                              673 First Avenue                                               6/30/2004
UNICEF                                                   673 First Avenue                                     12/31/03 & 12/31/12
New York Life Insurance Company                          420 Lexington Avenue                                           6/30/2010
Greater New York Hospital                                555 West 57th Street                                           3/31/2014
Wildcat Service Corporation                              17 Battery Place                                               6/30/2009
Gibbs & Cos Inc.                                         50 West 23rd Street                                            8/31/2005
Cipriani 42nd Street, LLC                                110 East 42nd Street                                          12/31/2008
Young & Rubicam, Inc.                                    290 & 292 Madison Avenue                               8/31/15 & 9/30/15
MCI International                                        17 Battery Place                                              10/31/2001
Capital Mercury Shirt                                    1372 Broadway                                                  7/31/2005
NYC, Board of Education                                  50 West 23rd Street                                             7/4/2010
Newport News                                             711 Third Avenue                                       3/31/11 & 7/31/11
Leslie Fay Companies, Inc.                               1412 Broadway                                                  8/31/2008
Dow Jones & Co. Inc.                                     420 Lexington Avenue                                           7/31/2001
     TOTAL

WHOLLY OWNED PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
              JOINT VENTURE PROPERTIES (1)

The City of New York (if combined)                       1250 Broadway & 17 Battery Place                9/30/07, 12/07 & 2/28/06
J&W Seligman & Co., Inc.                                 100 Park Avenue                                                1/31/2009
Visiting Nurse Service of NY                             1250 Broadway                                                  8/31/2006
Philip Morris Management Corporation                     100 Park Avenue                                           12/07 & 3/7/01
Information Builders Inc                                 1250 Broadway                                                  3/31/2003
Interep National Radio Sales                             100 Park Avenue                                                3/31/2005
MCI International ( if combined)                         100 Park Avenue & 17 Battery Place                    10/31/01 & 8/31/04
     TOTAL

WHOLLY OWNED PORTFOLIO + ALLOCATED JV PROPERTIES

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of          % of                                        % of
                      WHOLLY OWNED                               Wholly        Wholly                                     Aggregate
                                                     Total       Owned         Owned                     SLG Share of   SLG Share of
                                                    Leased       Leased      Annualized   Annualized      Annualized     Annualized
                         Tenant                   Square Feet   Square Feet     Rent       Rent ($)         Rent($)        Rent
                         ------                   -----------   -----------  ----------   -----------    ------------    -----------

The City of New York                                 287,929      4.14          3.15     6,046,551              --
BMW of Manhattan, Inc.                               227,782      3.27          1.45     2,775,555       2,775,555         1.27
City University of New York-CUNY                     143,061      2.06          1.77     3,387,769       3,387,769         1.55
Metro North Commuter Railroad Co.                    134,687      1.94          1.69     3,251,702       3,251,702         1.49
St. Luke's Roosevelt Hospital                        133,700      1.92          1.56     2,993,732       2,993,732         1.37
C.B.S., Inc.                                         127,320      1.83          1.25     2,396,017       2,396,017         1.10
New York Presbyterian Hospital                        99,650      1.43          1.28     2,447,534       2,447,534         1.12
Ross Stores                                           98,830      1.42          1.27     2,445,048       2,445,048         1.12
Ann Taylor Inc.                                       93,020      1.34          1.32     2,526,797       2,526,797         1.16
Crain Communications Inc.                             90,531      1.30          1.55     2,978,840       2,978,840         1.36
Parade Publications, Inc.                             82,444      1.18          1.03     1,978,656       1,978,656         0.90
Ketchum, Inc.                                         81,423      1.17          1.65     3,167,613       3,167,613         1.45
Kallir, Phillips, Ross Inc.                           80,000      1.15          1.37     2,635,292       2,635,292         1.21
UNICEF                                                80,000      1.15          1.35     2,592,750       2,592,750         1.19
New York Life Insurance Company                       75,373      1.08          1.31     2,523,438       2,523,438         1.15
Greater New York Hospital                             74,937      1.08          1.14     2,187,019       2,187,019         1.00
Wildcat Service Corporation                           73,044      1.05          0.74     1,424,358       1,424,358         0.65
Gibbs & Cos Inc.                                      69,782      1.00          0.97     1,853,142       1,853,142         0.85
Cipriani 42nd Street, LLC                             69,703      1.00          1.30     2,500,000       2,500,000         1.14
Young & Rubicam, Inc.                                 66,936      0.96          1.21     2,314,847       2,314,847         1.06
MCI International                                     21,994      0.32          0.36       692,438         692,438         0.32
Capital Mercury Shirt                                 64,122      0.92          0.74     1,410,684       1,410,684         0.65
NYC, Board of Education                               64,000      0.92          0.42       801,400         801,400         0.37
Newport News                                          61,327      0.88          0.89     1,698,709       1,698,709         0.78
Leslie Fay Companies, Inc.                            60,999      0.88          0.92     1,757,330       1,757,330         0.80
Dow Jones & Co. Inc.                                  56,442      0.81          0.90     1,726,435       1,726,435         0.79
                                                   ---------     -----         -----   -----------
     TOTAL                                         2,519,036     36.20         32.58    62,513,656

WHOLLY OWNED PORTFOLIO                             6,958,392                           191,899,694
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
              JOINT VENTURE PROPERTIES (1)

The City of New York (if combined)                   335,929                             7,038,551       6,541,559         2.99
J&W Seligman & Co., Inc.                             175,346                             5,385,368       2,687,299         1.23
Visiting Nurse Service of NY                         168,000                             3,441,345       1,717,231         0.79
Philip Morris Management Corporation                 165,811                             6,018,982       3,003,472         1.37
Information Builders Inc                              88,571                             1,988,651         992,337         0.45
Interep National Radio Sales                          66,866                             2,249,202       1,122,352         0.51
MCI International ( if combined)                      65,578                             2,650,558       1,672,539         0.76
                                                   ---------                                            ----------        -----
     TOTAL                                         1,066,101                                            74,203,894        33.93

WHOLLY OWNED PORTFOLIO + ALLOCATED JV PROPERTIES                                                       218,673,597
--------------------------------------------------------------------------------------------------------------------------------

(1) Consolidates SLG's prorata interest in the Annualized Rent of all joint ventures with wholly owned Annualized Rent. The prorata tenant exposure is then calculated as a percentage of this new total.

                       Third Quarter - 2000 Leasing Activity
                                 Available Space


           ACTIVITY TYPE                    BUILDING ADDRESS            # OF LEASES         USABLE SF
           -------------                    ----------------            -----------         ---------
VACANCY @ 6/30/00                                                                                211,633

EXPIRING SPACE
                              OFFICE
                                     1250 Broadway                                1                2,771
                                     292 Madison Avenue                           6               61,146
                                     1414 6th Avenue                              1                  908
                                     1372 Broadway                                2                7,480
                                     110 East 42nd Street                         1                1,820
                                     17 Battery Place                             1                  354
                                     1412 Broadway                                1                2,396
                                     1466 Broadway                                9                6,478
                                     420 Lexington Avenue                        11               10,133
                                                                                ---               ------
TOTAL/WEIGHTED AVERAGE                                                           33               93,486


MOVE OUTS
                              OFFICE
                                     100 Park Avenue                              1                5,247
                                     90 Broad Street                              1               15,500
                                     292 Madison Avenue                           1               10,269
                                     70 West 36th Street                          2                3,046
                                     1140 Sixth Avenue                            2               10,040
                                     1372 Broadway                                1               26,729
                                     50 West 23rd Street                          1                2,724
                                     110 East 42nd Street                         2                7,370
                                     1412 Broadway                                2                2,751
                                     321 West 44th Street                         1                  188
                                     711 Third Avenue                             1                6,607
                                     440 Ninth Avenue                             2               18,603
                                     1466 Broadway                                5                4,899
                                     420 Lexington Avenue                         5                9,813
                                                                                 --                -----
TOTAL/WEIGHTED AVERAGE                                                           27              123,786


EVICTED TENANTS
                              OFFICE 1412 Broadway                                1                3,186
RELOCATING TENANTS
                              OFFICE
                                     420 Lexington Avenue                         1                  172


              ADDT'L AVAILABLE SPACE                          OFFICE             62              220,630

AVAILABLE SPACE                                                                                  432,263




                                                                                                 PREV. ESCALATED
           ACTIVITY TYPE                    BUILDING ADDRESS          RENTABLE SF            RENT/RENTABLE SF* ($'S)
           -------------                    ----------------          -----------            -----------------------
VACANCY @ 6/30/00

EXPIRING SPACE
                              OFFICE
                                     1250 Broadway                                2,771                23.09
                                     292 Madison Avenue                          61,302                26.73
                                     1414 6th Avenue                              1,275                27.59
                                     1372 Broadway                               11,443                23.22
                                     110 East 42nd Street                         2,244                25.00
                                     17 Battery Place                               354                32.44
                                     1412 Broadway                                3,284                33.00
                                     1466 Broadway                                8,307                30.03
                                     420 Lexington Avenue                        11,338                27.06
                                                                                -------                -----
TOTAL/WEIGHTED AVERAGE                                                          102,318                26.74


MOVE OUTS
                              OFFICE
                                     100 Park Avenue                              5,247                45.00
                                     90 Broad Street                             15,500                28.47
                                     292 Madison Avenue                          10,113                28.00
                                     70 West 36th Street                          3,046                24.54
                                     1140 Sixth Avenue                           10,150                39.83
                                     1372 Broadway                               34,045                24.39
                                     50 West 23rd Street                          2,724                10.00
                                     110 East 42nd Street                         9,241                23.13
                                     1412 Broadway                                3,842                37.08
                                     321 West 44th Street                           188                46.05
                                     711 Third Avenue                             8,991                30.98
                                     440 Ninth Avenue                            20,886                18.45
                                     1466 Broadway                                6,157                32.46
                                     420 Lexington Avenue                        11,803                26.11
                                                                                -------                -----
TOTAL/WEIGHTED AVERAGE                                                          141,933                27.01


EVICTED TENANTS
                              OFFICE 1412 Broadway                                4,562                19.08
RELOCATING TENANTS
                              OFFICE
                                     420 Lexington Avenue                           223                18.03


              ADDT'L AVAILABLE SPACE                          OFFICE            249,036                26.75

AVAILABLE SPACE


* Escalated Rent is calculated as Total Annual Income less Electric Charges.

                       Third Quarter - 2000 Leasing Activity
                                   Leased Space


                                                                         # OF
ACTIVITY TYPE                               BUILDING ADDRESS            LEASES           USABLE SF        RENTABLE SF
-------------                               ----------------            ------           ---------        -----------

AVAILABLE SPACE                                                                            432,263

RENEWING TENANTS
                                     OFFICE
                                            110 East 42nd Street               1             1,820              2,826
                                            1466 Broadway                      1               749              1,015
                                            420 Lexington Avenue               1               806                986
                                                                              --              ----                ---
TOTAL/WEIGHTED AVERAGE                                                         3             3,375              4,827

RELOCATING TENANTS
                                     OFFICE

                                            420 Lexington Avenue               1               321                370

EXPANSION TENANTS
                                     OFFICE
                                            1140 Sixth Avenue                  2            10,040             11,546
                                            420 Lexington Avenue               2               929              1,330
                                                                              --              ----              -----
TOTAL/WEIGHTED AVERAGE                                                         4            10,969             12,876


NEW TENANTS
REPLACING OLD TENANTS
                                     OFFICE
                                            100 Park Avenue                    1             5,247              5,500
                                            90 Broad Street                    2            17,699             19,929
                                            292 Madison Avenue                 1            61,302             61,614
                                            70 West 36th Street                1             1,267              1,267
                                            1372 Broadway                      2            30,751             40,549
                                            110 East 42nd Street               2             5,498              8,304
                                            1412 Broadway                      2             2,876              3,101
                                            711 Third Avenue                   2             6,607              9,483
                                            1466 Broadway                      2               500                657
                                            420 Lexington Avenue              10            18,846             24,108
                                                                             ---           -------             ------
TOTAL/WEIGHTED AVERAGE                                                        25           150,593            174,512




                                                                                RENT /                PREV. ESCALATED RENT /
ACTIVITY TYPE                               BUILDING ADDRESS              RENTABLE SF* ($'S)           RENTABLE SF** ($'S)
-------------                               ----------------              ------------------          ----------------------

AVAILABLE SPACE

RENEWING TENANTS
                                     OFFICE
                                            110 East 42nd Street                      38.00                       19.85
                                            1466 Broadway                             43.00                       42.00
                                            420 Lexington Avenue                      50.00                       23.94
                                                                                     ------                       -----
TOTAL/WEIGHTED AVERAGE                                                                41.50                       25.34

RELOCATING TENANTS
                                     OFFICE

                                            420 Lexington Avenue                      28.81                       13.59

EXPANSION TENANTS
                                     OFFICE
                                            1140 Sixth Avenue                         42.47                       35.45
                                            420 Lexington Avenue                      46.81                       37.63
                                                                                     ------                       -----
TOTAL/WEIGHTED AVERAGE                                                                42.92                       35.67


NEW TENANTS
REPLACING OLD TENANTS
                                     OFFICE
                                            100 Park Avenue                           53.00                       42.93
                                            90 Broad Street                           35.11                       27.87
                                            292 Madison Avenue                        34.50                       26.72
                                            70 West 36th Street                       37.00                       28.11
                                            1372 Broadway                             35.07                       20.48
                                            110 East 42nd Street                      37.49                       20.57
                                            1412 Broadway                             39.43                       36.27
                                            711 Third Avenue                          40.56                       30.98
                                            1466 Broadway                             29.06                       21.60
                                            420 Lexington Avenue                      45.99                       21.26
                                                                                     ------                       -----
TOTAL/WEIGHTED AVERAGE                                                                37.43                       25.26




                                                                                                 FREE RENT
ACTIVITY TYPE                               BUILDING ADDRESS           T.I / SF ($'S)          # OF MONTHS
-------------                               ----------------           --------------          ------------

AVAILABLE SPACE

RENEWING TENANTS
                                     OFFICE
                                            110 East 42nd Street                5.00                     -
                                            1466 Broadway                          -                     -
                                            420 Lexington Avenue                   -                     -
                                                                                ----                  ----
TOTAL/WEIGHTED AVERAGE                                                          2.93                     -

RELOCATING TENANTS
                                     OFFICE

                                            420 Lexington Avenue                   -                     -

EXPANSION TENANTS
                                     OFFICE
                                            1140 Sixth Avenue                      -                     -
                                            420 Lexington Avenue                   -                     3
                                                                                ----                  ----
TOTAL/WEIGHTED AVERAGE                                                             -                     1


NEW TENANTS
REPLACING OLD TENANTS
                                     OFFICE
                                            100 Park Avenue                    15.00                     2
                                            90 Broad Street                        -                     4
                                            292 Madison Avenue                     -                     1
                                            70 West 36th Street                    -                     -
                                            1372 Broadway                          -                     -
                                            110 East 42nd Street                6.26                     5
                                            1412 Broadway                          -                     -
                                            711 Third Avenue                   29.55                     4
                                            1466 Broadway                          -                     1
                                            420 Lexington Avenue                1.49                     1
                                                                              ------                  ----
TOTAL/WEIGHTED AVERAGE                                                          2.58                     1


                       Third Quarter - 2000 Leasing Activity
                                   Leased Space


                                                                         # OF
ACTIVITY TYPE                               BUILDING ADDRESS            LEASES       USABLE SF        RENTABLE SF
-------------                               ----------------            ------       ---------        -----------
NEW TENANTS
REPLACING VACANCIES
                                     OFFICE
                                            100 Park Avenue                    1             1,223              1,223
                                            1250 Broadway                      1               360                360
                                            90 Broad Street                    1               782                782
                                            1140 Sixth Avenue                  1               132                150
                                            1412 Broadway                      2             6,698              8,755
                                            321 West 44th Street               1               600                600
                                            420 Lexington Avenue               3            10,209             10,741
                                                                              --           -------             ------
TOTAL/WEIGHTED AVERAGE                                                        10            20,004             22,611


                               LEASED SPACE       TOTAL OFFICE                43           185,262            215,196

TOTAL AVAILABLE SPACE 9/30/00 (NET OF HOLDOVER)                                            247,001



HOLDOVER TENANTS
                                            1414 6th Avenue                    1               908              1,275
                                            17 Battery Place                   1               354                354
                                            1412 Broadway                      1             2,396              3,284
                                            1466 Broadway                      8             5,729              7,292
                                            420 Lexington Avenue               5             3,462              3,866
                                                                              --            ------              -----
                                                                              16            12,849             16,071

TOTAL AVAILABLE SPACE 9/30/00 (INCL. HOLDOVER)                                             234,152

EARLY RENEWALS
                                     OFFICE
                                            286 Madison                        1             6,850              6,850
                                            420 Lexington Avenue               1               500                714
                                                                              --              ----                ---
                                                                               2             7,350              7,564




                                                                                RENT /                PREV. ESCALATED RENT /
ACTIVITY TYPE                               BUILDING ADDRESS              RENTABLE SF* ($'S)           RENTABLE SF** ($'S)
-------------                               ----------------              ------------------           ---------------------
NEW TENANTS
REPLACING VACANCIES
                                     OFFICE
                                            100 Park Avenue                                25.00
                                            1250 Broadway                                  83.33
                                            90 Broad Street                                24.50
                                            1140 Sixth Avenue                              44.00
                                            1412 Broadway                                  35.00
                                            321 West 44th Street                           23.32
                                            420 Lexington Avenue                           40.49
                                                                                           -----
TOTAL/WEIGHTED AVERAGE                                                                     37.22


                               LEASED SPACE       TOTAL OFFICE                             37.81                   25.93

TOTAL AVAILABLE SPACE 9/30/00 (NET OF HOLDOVER)



HOLDOVER TENANTS
                                            1414 6th Avenue                                27.59                   27.59
                                            17 Battery Place                               32.44                   32.44
                                            1412 Broadway                                  33.00                   33.00
                                            1466 Broadway                                  34.22                   34.22
                                            420 Lexington Avenue                           38.61                   31.93
                                                                                          ------                   -----
                                                                                           34.46                   32.85

TOTAL AVAILABLE SPACE 9/30/00 (INCL. HOLDOVER)

EARLY RENEWALS
                                     OFFICE
                                            286 Madison                                    25.92                   19.35
                                            420 Lexington Avenue                           47.00                   30.38
                                                                                          ------                   -----
                                                                                           27.91                   20.39



                                                                                                 FREE RENT
ACTIVITY TYPE                               BUILDING ADDRESS           T.I / SF ($'S)          # OF MONTHS
-------------                               ----------------           --------------          -----------

NEW TENANTS
REPLACING VACANCIES
                                     OFFICE
                                            100 Park Avenue                       -                      -
                                            1250 Broadway                         -                      2
                                            90 Broad Street                       -                      -
                                            1140 Sixth Avenue                     -                      -
                                            1412 Broadway                     21.26                      -
                                            321 West 44th Street                  -                      -
                                            420 Lexington Avenue              16.76                      -
                                                                             ------                   ----
TOTAL/WEIGHTED AVERAGE                                                        16.19                      -


                               LEASED SPACE       TOTAL OFFICE                 3.86                      1

Total Available Space 9/30/00 (net of Holdover)



HOLDOVER TENANTS
                                            1414 6th Avenue                       -                      -
                                            17 Battery Place                      -                      -
                                            1412 Broadway                         -                      -
                                            1466 Broadway                         -                      -
                                            420 Lexington Avenue                  -                      -
                                                                             ------                   ----
                                                                                  -                      -

TOTAL AVAILABLE SPACE 9/30/00 (INCL. HOLDOVER)

EARLY RENEWALS
                                     OFFICE
                                            286 Madison                           -                      -
                                            420 Lexington Avenue                  -                      -
                                                                             ------                   ----
                                                                                  -                      -


* Annual Base Rent
** Escalated Rent is calculated as Total Annual Income less Electric Charges.

                            ANNUAL LEASE EXPIRATIONS
                            ------------------------


                                                                 Annualized Rent  Annualized Rent
                         Number of  Square Footage Percentage of  of Expiring      of Expiring     Year 2000 Weighted
Year of Lease             Expiring   of Expiring    Total Lease     Leases          Leases          Average Asking
  Expiration              Leases*     Leases          Sq. Ft.       ($'s)           $/psf**         Rents $/psf
------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED PROPERTIES

In 1st Quarter 2000            25        56,317          0.81        1,278,461        22.70               39.85
In 2nd Quarter 2000             7        20,661          0.30          754,407        36.51               41.22
In 3rd Quarter 2000            14        15,992          0.23          544,906        34.07               41.36
In 4th Quarter 2000            56       101,266          1.46        3,047,314        30.09               41.74

         TOTAL 2000           102       194,236          2.79        5,625,088        28.96               41.11
               2001           138       403,819          5.80       12,011,357        29.74               42.06
               2002           127       408,688          5.87       10,905,203        26.68               41.63
               2003           129       556,450          8.00       15,512,269        27.88               41.47
               2004            91       517,632          7.44       14,599,025        28.20               41.91
               2005            78       550,899          7.92       17,101,005        31.04               41.29
               2006            39       406,457          5.84       10,633,623        26.16               40.76
               2007            36       455,552          6.55       11,108,778        24.39               40.15
               2008            41       618,303          8.89       17,434,963        28.20               39.97
               2009            42       609,240          8.76       16,757,541        27.51               41.66
         THEREAFTER            78     2,237,116         32.15       60,210,842        26.91               42.80
                           ------------------------------------------------------------------------------------
                              901     6,958,392        100.00      191,899,694        27.58               41.70




* Tenants may have multiple leases.
** Represents in place annualized rent allocated by year of maturity.

                            ANNUAL LEASE EXPIRATIONS
                            ------------------------


                                                                 Annualized Rent  Annualized Rent
                         Number of  Square Footage Percentage of  of Expiring      of Expiring     Year 2000 Weighted
Year of Lease             Expiring   of Expiring    Total Lease     Leases          Leases          Average Asking
  Expiration              Leases*     Leases          Sq. Ft.       ($'s)           $/psf**         Rents $/psf
------------------------------------------------------------------------------------------------------------------------------------

JOINT VENTURE PROPERTIES

In 1st Quarter 2000            1          250          0.01          11,612         46.45              32.50
In 2nd Quarter 2000            1        5,792          0.29         112,836         19.48              32.50
In 3rd Quarter 2000           --           --            --              --            --                 --
In 4th Quarter 2000            1          490          0.02          13,494         27.54              32.50

         TOTAL 2000            3        6,532          0.32         137,942         21.12              32.50
               2001           11       25,921          1.28         554,947         21.41              38.19
               2002           16      158,720          7.84       3,540,120         22.30              41.02
               2003           16      220,500         10.89       5,208,338         23.62              42.32
               2004           19      218,318         10.78       6,445,422         29.52              42.86
               2005           14      132,085          6.52       3,916,874         29.65              49.42
               2006           11      253,808         12.53       5,756,637         22.68              44.87
               2007            7      268,431         13.25       8,617,342         32.10              51.35
               2008           12      142,159          7.02       4,041,195         28.43              45.37
               2009           13      327,057         16.15      10,314,834         31.54              51.43
         THEREAFTER           21      272,042         13.43       8,702,243         31.99              45.30
                           ------------------------------------------------------------------------------------
                             143    2,025,573        100.00      57,235,894         28.26              46.26


* Tenants may have multiple leases.
** Represents in place annualized rent allocated by year of maturity.

             SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997

                                                                                                                  Net Rentable
1998 Acquisitions       Property                                Type of Ownership       Submarket                       s.f.
-----------------       --------                                -----------------       ---------                 ------------

         Mar-98         420 Lexington                           Operating Sublease      Grand Central North         1,188,000
         Mar-98         1466 Broadway                           Fee Interest            Times Square                  289,000
         Mar-98         321 West 44th                           Fee Interest            Times Square                  203,000
         May-98         711 3rd Avenue                          Operating Sublease      Grand Central North           524,000
         Jun-98         440 9th Avenue                          Fee Interest            Garment                       339,000
         Aug-98         1412 Broadway                           Fee Interest            Times Square South            389,000
                                                                                                                    ---------
                                                                                                                    2,932,000

1999 Acquisitions
-----------------

         Jan-99         420 Lexington Leasehold                 Sub-leasehold           Grand Central North
         Jan-99         555 West 57th - 65% JV                  Fee Interest            Midtown West                  941,000
         May-99         90 Broad Street - 35% JV                Fee Interest            Financial                     339,000
         May-99         THE MADISON PROPERTIES:                 Fee Interest            Grand Central South
                             286 Madison Avenue                                                                       112,000
                             290 Madison Avenue                                                                        36,800
                             292 Madison Avenue                                                                       187,000
         Aug-99         1250 Broadway - 50% JV                  Fee Interest            Penn Station                  670,000
         Nov-99         555 West 57th - remaining 35%           Fee Interest            Midtown West                      -
                                                                                                                    ---------
                                                                                                                    2,285,800

2000 Acquisitions
-----------------

         Feb-00         100 Park Avenue                         Fee Interest            Grand Central South           834,000

Contribution to JV
------------------

         May-00         321 West 44th                           Fee Interest            Times Square                  203,000


Announced in 2000
-----------------
Target - 4Q00           180 Madison Avenue                      Fee Interest                                          265,000
Target - 4Q00           1370 Broadway                           Fee Interest            Garment                       255,000
Target - 1Q01           1 Park Avenue                           Various Interests       Grand Central South           913,000


                                % Leased      % Leased       Acquisition
1998 Acquisitions            at acquisition    9/30/2000     Price ($'s)
-----------------            --------------   ----------     -----------

         Mar-98                       83            99      78,000,000
         Mar-98                       87            92      64,000,000
         Mar-98                       96            98      17,000,000
         May-98                       79           100      65,600,000    (1)
         Jun-98                       76            94      32,000,000
         Aug-98                       90            98      82,000,000
                                                           -----------
                                                           338,600,000
1999 Acquisitions
-----------------
         Jan-99                                             27,300,000
         Jan-99                      100           100      66,700,000    (2)
         May-99                       82            99      34,500,000
         May-99                                             50,000,000
                                      99            99
                                      86           100
                                      97            95
         Aug-99                       97            99      93,000,000
         Nov-99                                             34,100,000
                                                           -----------
                                                           305,600,000

2000 Acquisitions
-----------------
         Feb-00                       97            99     192,000,000

Contribution to JV
------------------
         May-00                       98            98      28,400,000

Announced in 2000
-----------------
Target - 4Q00                         87                    41,250,000
Target - 4Q00                         97                    50,500,000
Target - 1Q01                         97                   233,900,000


(1) This includes the issuance of 44,772 OP units (valued at $1mm) and $20mm for a 50% interest in the Building Fee (purchased 7/98).
(2) This includes the assumption of mortgage debt for $28.6mm (65% of $44mm).